Exhibit 4.1

EXECUTION COPY

LACLEDE GAS COMPANY

TO

UMB BANK & TRUST, N.A.

Trustee

Thirty-Second Supplemental Indenture

Dated as of August 13, 2013

First Mortgage Bonds

2.000% Series due August 15, 2018

3.400% Series due August 15, 2023

4.625% Series due August 15, 2043

ARTICLE I

DEFINITIONS

SECTION 1.1	Terms Defined by Reference	29
SECTION 1.2	Business Day	29
SECTION 1.3	Trustee	29
SECTION 1.4	Original Indenture	29
SECTION 1.5	First Supplemental Indenture	29
SECTION 1.6	Second Supplemental Indenture	29
SECTION 1.7	Third Supplemental Indenture	29
SECTION 1.8	Fourth Supplemental Indenture	29
SECTION 1.9	Fifth Supplemental Indenture	29
SECTION 1.10	Sixth Supplemental Indenture	29
SECTION 1.11	Seventh Supplemental Indenture	30
SECTION 1.12	Eighth Supplemental Indenture	30
SECTION 1.13	Ninth Supplemental Indenture	30
SECTION 1.14	Tenth Supplemental Indenture	30
SECTION 1.15	Eleventh Supplemental Indenture	30
SECTION 1.16	Twelfth Supplemental Indenture	30
SECTION 1.17	Thirteenth Supplemental Indenture	30
SECTION 1.18	Fourteenth Supplemental Indenture	30
SECTION 1.19	Fifteenth Supplemental Indenture	30
SECTION 1.20	Sixteenth Supplemental Indenture	30
SECTION 1.21	Seventeenth Supplemental Indenture	30

i

ARTICLE VIII

PARTICULAR COVENANTS OF THE COMPANY

SECTION 8.1	Restrictions as to Dividends	45
SECTION 8.2	Earnings Requirements for Additional Bonds	46
SECTION 8.3	Postponement of Interest	48

ARTICLE IX

COMPANY’S RESERVATION OF RIGHTS

SECTION 9.1	Company’s Reservation of Rights	48
SECTION 9.2	Bondholder Consent to Amendments; Designation of Company as Proxy	57

ARTICLE X

MISCELLANEOUS

SECTION 10.1	Provisions Required by Trust Indenture Act of 1939 to Control	57
SECTION 10.2	Acceptance of Trust	57
SECTION 10.3	This Indenture Part of Original Indenture	57
SECTION 10.4	Execution in Any Number of Counterparts	57
SECTION 10.5	Date of Execution	57

Exhibit A

THIRTY-SECOND SUPPLEMENTAL INDENTURE, dated as of the 13th day of August, 2013 between LACLEDE GAS COMPANY, a corporation duly organized and existing under the laws of the State of Missouri, having its principal place of business at 720 Olive Street, St. Louis, Missouri 63101, hereinafter sometimes called the “Company,” party of the first part, and UMB BANK & TRUST, N.A., a national banking association organized under the laws of the United States, having its principal place of business and corporate trust office at Two South Broadway, St. Louis, Missouri 63102, hereinafter sometimes called the “Trustee,” party of the second part.

WHEREAS, there have heretofore been duly executed and delivered the following four indentures between the Company and Mississippi Valley Trust Company, to-wit:

(a) An indenture of mortgage and deed of trust, hereinafter sometimes called the “Original Indenture,” dated as of February 1, 1945, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 6324 at Page 93 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 2078 at Page 12 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 294 at Page 399 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 480 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 551 at Page 593 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 198 at Page 629 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 1 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 224 at Page 451 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 503 at Page 606 and is filed in the office of the Secretary of State of Missouri under filing number 26,557 and is filed in the office of the Secretary of State of Missouri pursuant to R.S.Mo. 443.451 under filing number 2590088; and

(b) A supplemental indenture, hereinafter sometimes called the “First Supplemental Indenture,” dated as of December 1, 1946, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 6562 at Page 528, and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 2268 at Page 273; and

(c) A supplemental indenture, hereinafter sometimes called the “Second Supple-mental Indenture,” dated as of March 15, 1948, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 6687 at Page 467, and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 2327 at Page 357; and

(d) A supplemental indenture, hereinafter sometimes called the “Third Supplemental Indenture,” dated as of April 1, 1951, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 7079 at Page 125 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 2869 at Page 275; and

WHEREAS, there have been heretofore duly executed and delivered four indentures between the Company and Mercantile Trust Company, to-wit:

(a) A supplemental indenture, hereinafter sometimes called the “Fourth Supple-mental Indenture,” dated as of December 1, 1954, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 7458 at Page 400 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 3342 at Page 34 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 294 at Page 477 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 574 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 1 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 198 at Page 721 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 183 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 224 at Page 632 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 1 and is filed in the office of the Secretary of State of Missouri under filing number 26,558; and

(b) A supplemental indenture, hereinafter sometimes called the “Fifth Supplemental Indenture,” dated as of May 1, 1957, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 7731 at Page 152 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 3766 at Page 1 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 294 at Page 494 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 611 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 38 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 1 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 220 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 1 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 38 and is filed in the office of the Secretary of State of Missouri under filing number 26,559; and

(c) A supplemental indenture, hereinafter sometimes called the “Sixth Supplemental Indenture,” dated as of July 1, 1960, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 8087 at Page 55 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 4348 at Page 1 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 294 at Page 535 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 651 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 78 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 22 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 260 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 42 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 62 and is filed in the office of the Secretary of State of Missouri under filing number 26,560; and

(d) A supplemental indenture, hereinafter sometimes called the “Seventh Supple-mental Indenture,” dated as of June 1, 1964, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 8506 at Page 215 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 5410 at Page 399 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 342 at Page 2 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 697 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 124 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 46 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 306 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 89 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 90 and is filed in the office of the Secretary of State of Missouri under filing number 26,561; and

WHEREAS, there have been heretofore duly executed and delivered eight indentures between the Company and Mercantile Trust Company National Association, to-wit:

(a) A supplemental indenture, hereinafter sometimes called the “Eighth Supple-mental Indenture,” dated as of April 15, 1966, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 8678 at Page 1 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 5949 at Page 450 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 361 at Page 148 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 746 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 172 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 71 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 354 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 138 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 118 and is filed in the office of the Secretary of State of Missouri under filing number 28,645; and

(b) A supplemental indenture, hereinafter sometimes called the “Ninth Supplemental Indenture,” dated as of May 1, 1968, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 8834 at Page 213 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 6323 at Page 1904 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 389 at Page 888 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 498 at Page 408 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 790 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 216 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 94 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 398 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 183 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 145 and is filed in the office of the Secretary of State of Missouri under filing number 87,403; and

(c) A supplemental indenture, hereinafter sometimes called the “Tenth Supplemental Indenture,” dated as of May 15, 1970, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 8988 at Page 52 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 6456 at Page 132 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 396 at Page 560 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 554 at Page 79 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 829 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 255 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 114 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 436 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 223 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 168 and is filed in the office of the Secretary of State of Missouri under filing number 154,857; and

(d) A supplemental indenture, hereinafter sometimes called the “Eleventh Supple-mental Indenture,” dated as of March 15, 1972, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 9133 at Page 4 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 6577 at Page 1993 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 401 at Page 706 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 620 at Page 157 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 435 at Page 23 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 210 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 640 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 282 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 78 at Page 1 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 265 and is filed in the office of the Secretary of State of Missouri under filing number 234,221; and

(e) A supplemental indenture, hereinafter sometimes called the “Twelfth Supple-mental Indenture,” dated as of March 15, 1974, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 40M at Page 1 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 6721 at Page 91 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 407 at Page 888 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 677 at Page 1445 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 465 at Page 976 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 210 at Page 255 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 598 at Page 683 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 237 at Page 1 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 84 at Page 117 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 535 at Page 540 and in the office of the Recorder of Deeds of Beckham County, Oklahoma, in Book 127 at Page 149 and in the office of the County Clerk of Wheeler County, Texas, in Trust Vol. 58 at Page 731 and is filed in the office of the Secretary of State of Missouri under filing number 333,360; and

(f) A supplemental indenture, hereinafter sometimes called the “Thirteenth Supple-mental Indenture,” dated as of June 1, 1975, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 70M at Page 2061 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 6796 at Page 1447 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 411 at Page 9 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 704 at Page 1739 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 481 at Page 292 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 124 at Page 225 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 624 at Page 359 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 242 at Page 234 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 86 at Pages 483-532 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 547 at Page 300 and in the office of the Recorder of Deeds of Beckham County, Oklahoma, in Book 130 at Page 416 and in the office of the County Clerk of Wheeler County, Texas, in Trust Vol. 59 at Page 649 and in the office of the Clerk of Court for Sabine Parish, Louisiana, under Registry No. 227328 in Mtg. Book 108 at Page 478 and in the office of the Clerk of Court for

DeSoto Parish, Louisiana, under Registry No. 378628 in Mtg. Book 115 at Page 803 and in the office of the Clerk of Court for St. Mary Parish, Louisiana, under Registry No. 124894 in Mtg. Book 343 at Page 293 and in the office of the Clerk of Court for Red River Parish, Louisiana, under Registry No. 128419 in Mtg. Book 75 at Page 546 and is filed in the office of the Secretary of State of Missouri under filing number 397,857; and

(g) A supplemental indenture, hereinafter sometimes called the “Fourteenth Supple-mental Indenture,” dated as of October 26, 1976, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 108M at Page 131 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 6907 at Page 1970 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 416 at Page 192 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 745 at Page 40 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 507 at Page 669 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 241 at Page 279 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 654 at Page 132 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 248 at Page 795 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 89 at Pages 694-700 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 565 at Page 57 and in the office of the Recorder of Deeds of Beckham County, Oklahoma, in Book 315 at Page 146 and in the office of the County Clerk of Wheeler County, Texas, in the Deed Records Vol. 260 at Page 991 and in the office of the Clerk of Court for Sabine Parish, Louisiana, under Registry No. 233001 in Mtg. Book 114 at Page 208 and in the office of the Clerk of Court for DeSoto Parish, Louisiana, under Registry No. 389929 in Mtg. Book 122 at Page 15 and in the office of the Clerk of Court for St. Mary Parish, Louisiana, under Registry No. 129850 in Mtg. Book 360 at Page 593 and in the office of the Clerk of Court for Red River Parish, Louisiana, under Registry No. 131795 in Mtg. Book 79 at Page 21 and is filed in the office of the Secretary of State of Missouri under filing number 479,397 and is filed in the office of the Secretary of State of Missouri pursuant to R.S.Mo. 443.451 under filing number 2590089; and

(h) A supplemental indenture, hereinafter sometimes called the “Fifteenth Supple-mental Indenture,” dated as of July 15, 1979, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 202M at Page 1288 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 7181 at Page 23 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 430 at Page 273 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 846 at Page 880 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 580 at Page 278 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 285 at Page 93 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 722 at Page 57 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 262 at Pages 709-770 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 98 at Pages 720-781 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 597 at Page 661 and in the office of the County Clerk of Beckham County, Oklahoma, in Misc. Record Book 385 at Page 230 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 273 at Pages 54-116 and in the office of the County Clerk of Blaine County, Oklahoma, in Book 325 Misc. Page 1 and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust Records, Vol. 64 at Page 707 and in the office of the County Clerk of

Lipscomb County, Texas, in the Deed of Trust Records, Vol. 196 at Page 607 and in the office of the County Clerk of Roberts County, Texas, in the Deed of Trust Records, Vol. 30 at Page 45 and in the office of the County Clerk of Hemphill County, Texas, in the Deed of Trust Records, Vol. 59 at Page 428 and in the office of the Clerk of the Court for St. Mary Parish, Louisiana, under Registry No. 141319 in Mtg. Book 402 at Page 2 and in the office of the Clerk of the Court for the DeSoto Parish, Louisiana, under Registry No. 417237 in Mtg. Book 136 at Page 524 and in the office of the Clerk of the Court for Sabine Parish, Louisiana, under Registry No. 246026 in Mtg. Book 128 at Page 86 and in the office of the Clerk of the Court for Red River Parish, Louisiana, under Registry No. 141470 in Mtg. Book 87 at Page 619 and in the office of the Clerk of the Court for Terrebonne Parish, Louisiana, under Registry No. 602396 and is filed in the office of the Secretary of State of Missouri under Document Number 667303; and

WHEREAS, there have been heretofore duly executed and delivered two indentures between the Company and Mercantile Bank National Association, to-wit:

(a) A supplemental indenture, hereinafter sometimes called the “Sixteenth Supple-mental Indenture,” dated as of May 1, 1986, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book M-529 at Page 655 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 7902 at Page 1138 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 573 at Page 2 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 1080 at Page 1577 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 197 at Page 1 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 407 at Page 137 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 894 at Page 138 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 293 at Page 797 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 116 at Page 589 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 669 at Page 228 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 807 at Page 120 and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust Records, Vol. 91 at Page 191, and in Deed Records, Vol. 348 at Page 69 and in the office of the Secretary of State of Texas under Document Number 131214 and is filed in the office of the Secretary of State of Missouri under Document Number 1322775; and

(b) A supplemental indenture, hereinafter sometimes called the “Seventeenth Supplemental Indenture,” dated as of May 15, 1988, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book M-669 at Page 258 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 8315 at Page 902 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 676 at Page 449 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 1212 at Page 1948 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 396 at Page 1987 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 459 at Page 289 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 962 at Page 8 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 303 at Page 527 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 123 at Page 243 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 691 at Page 620 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 973 at Page 1 and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust Records, Vol. 91 at Page 234, and in Deed Records, Vol. 369 at Page 386 and in the office of the Secretary of State of Texas under Document Number 86131214 and is filed in the office of the Secretary of State of Missouri under Document Number 1596374 and is filed in the office of the Secretary of State of Missouri pursuant to R.S.Mo. 443.451 under filing number 2590090; and

WHEREAS, there have been heretofore duly executed and delivered five indentures between the Company and Mercantile Bank of St. Louis National Association, to-wit:

(a) A supplemental indenture, hereinafter sometimes called the “Eighteenth Supple-mental Indenture,” dated as of November 15, 1989, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 762M at Page 1126 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 8646 at Page 2196 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 748 at Page 17 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 1294 at Page 631 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 442 at Page 14 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 498 at Page 13 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 1012 at Page 36 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 311 at Page 503 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 127 at Page 682 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 709 at Page 78 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 1094 at Page 263 and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust Records, Vol. 93 at Page 630 and in the office of the Secretary of State of Texas under Document Number 252980 and is filed in the office of the Secretary of State of Missouri under Document Number 1798065 and is filed in the office of the Secretary of State of Missouri pursuant to R.S.Mo. 443.451 under filing number 2590091; and

(b) A supplemental indenture, hereinafter sometimes called the “Nineteenth Supple-mental Indenture,” dated as of May 15, 1991, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 848 at Page 716 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 8983 at Page 1095 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 821 at Page 79 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 1370 at Page 1846 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 483 at Page 1909 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 541 at Page 82 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 1060 at Page 253 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 319 at Page 355 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 132 at Page 44 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 725 at Page 442 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 1213 at Page 105, UCC Filing No. 135, and in the office of the County Clerk of Oklahoma County, Oklahoma, UCC Filing No. 023021, and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust Records, Vol. 96 at Page 96 and in Deed Records, Book 399 at Page 254, and in the office of the Secretary of State of Texas under Document Number 088153 and is filed in the office of the Secretary of State of Missouri under Document Number 1999268 and is filed in the office of the Secretary of State of Missouri pursuant to R.S.Mo. 443.451 under filing number 2590092; and

(c) A supplemental indenture, hereinafter sometimes called the “Twentieth Supple-mental Indenture,” dated as of November 1, 1992, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book M945 at Page 1068 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 9494 at Page 423 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 937 at Page 144 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 1491 at Page 1289 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 543 at Page 2135 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 594 at Page 10 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 1121 at Page 458 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 326 at Page 888 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 137 at Page 166 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 747 at Page 72 and in the office of the Recorder of Deeds of Franklin County, Missouri, in Book 712 at Page 889 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 1303 at Page 39, UCC Filing No. 296, and in the office of the County Clerk of Oklahoma County, Oklahoma, UCC Filing No. 056514, and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust Records, Book 98 at Page 88 and in Deed Records, Book 409 at Page 589, and in the office of the Secretary of State of Texas under Document Number 212435 and is filed in the office of the Secretary of State of Missouri under Document Number 2188520 and is filed in the office of the Secretary of State of Missouri pursuant to R.S.Mo. 443.451 under filing number 2590093; and

(d) A supplemental indenture, hereinafter sometimes called the “Twenty-First Supplemental Indenture,” dated as of May 1, 1993, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book M982 at Page 0356 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 9701 at Page 797 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 979 at Page 722 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 1542 at Page 1449 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 567 at Page 2217 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 610 at Page 136 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 1142 at Page 84 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 328 at Page 508 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 139 at Page 361 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 753 at Page 328 and in the office of the Recorder of Deeds of Franklin County, Missouri, in Book 743 at Page 638 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 1337 at Page 10, UCC Filing No. 109, and in the office of the County Clerk of Oklahoma County, Oklahoma, UCC Filing No. 023874 and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust Records, Book 98 at Page 804 and in Deed Records, Book 413 at Page 387, and in the office of the Secretary of State of Texas under Document No. 086970 and is filed in the office of the Secretary of State of Missouri under Document No. 2259648 and is filed in the office of the Secretary of State of Missouri pursuant to R.S.Mo. 443.451 under filing number 2590094; and

(e) A supplemental indenture, hereinafter sometimes called the “Twenty-Second Supplemental Indenture,” dated as of November 15, 1995, which is filed in the office of the Secretary of State of Missouri pursuant to R.S.Mo. 443.451 under filing number 2604323; and

WHEREAS, there have been heretofore duly executed and delivered three indentures between the Company and State Street Bank and Trust Company of Missouri, N.A., to-wit:

(a) A supplemental indenture, hereinafter sometimes called the “Twenty-Third Supplemental Indenture,” dated as of October 15, 1997, which is filed in the office of the Secretary of State of Missouri pursuant to R.S.Mo. 443.451 under filing number 2841222; and

(b) A supplemental indenture, hereinafter sometimes called the “Twenty-Fourth Supplemental Indenture,” dated as of June 1, 1999, which is filed in the office of the Secretary of State of Missouri pursuant to R.S.Mo. 443.451 under filing number 3039096; and

(c) A supplemental indenture, hereinafter sometimes called the “Twenty-Fifth Supplemental Indenture,” dated as of September 15, 2000, which is filed in the office of the Secretary of the State of Missouri pursuant to R.S.Mo. 443.451 under filing number 4088953; and

WHEREAS, there has been heretofore duly executed and delivered six supplemental indentures between the Company and UMB Bank & Trust, N.A., to-wit:

(a) A supplemental indenture, hereinafter sometimes called the “Twenty-Sixth Supplemental Indenture,” dated as of June 15, 2001, which is filed in the office of the Secretary of State of the State of Missouri pursuant to R.S.Mo. 443.451 under filing number 4178825; and

(b) A supplemental indenture, hereinafter sometimes called the “Twenty-Seventh Supplemental Indenture,” dated as of April 15, 2004, which is filed in the office of the Secretary of State of the State of Missouri pursuant to R.S.Mo. 443.451 under filing number 20040045002J; and

(c) A supplemental indenture, hereinafter sometimes called the “Twenty-Eighth Supplemental Indenture,” dated as of April 15, 2004, which is filed in the office of the Secretary of State of the State of Missouri pursuant to R.S.Mo. 443.451 under filing number 20040045001H; and

(d) A supplemental indenture, hereinafter sometimes called the “Twenty-Ninth Supplemental Indenture,” dated as of June 1, 2006, which is filed in the office of the Secretary of State of the State of Missouri pursuant to R.S.Mo. 443.451 under filing number 20060063448E; and

(e) A supplemental indenture, hereafter sometimes called the “Thirtieth Supplemental Indenture,” dated as of September 15, 2008, which is filed in the office of the Secretary of State of the State of Missouri pursuant to R.S.Mo. 443.451 under filing number 20080102574M; and

(f) A supplemental indenture, hereafter sometimes called the “Thirty-First Supplemental Indenture,” dated as of March 15, 2013, which is filed in the office of the Secretary of State of the State of Missouri pursuant to R.S.Mo. 443.451 under filing number 1303141991416; and

WHEREAS, the Company is the same corporation as is designated in the Original and First and Second Supplemental Indentures as The Laclede Gas Light Company, which was the Company’s corporate name, but before the date of the Third Supplemental Indenture its corporate name was duly changed to, and now is, Laclede Gas Company; and

WHEREAS, UMB Bank & Trust, n.a., the party of the second part to this Thirty-Second Supplemental Indenture, is the present Trustee under the Original Indenture, being the successor to State Street Bank and Trust Company of Missouri, N. A., which was the successor to Mercantile Bank of St. Louis National Association (from which State Street Bank and Trust Company of Missouri, N.A., acquired certain corporate trust assets), which was the successor to Mercantile Bank National Association, which was the successor to Mercantile Trust Company National Association, which was the successor to Mercantile Trust Company (which in turn was the corporation resulting from a consolidation on August 31, 1951, to which Mississippi Valley Trust Company, the original Trustee, was a party); and

WHEREAS, there are now outstanding under the Twenty-Fourth Supplemental Indenture, First Mortgage Bonds of the 7% Series due June 1, 2029; under the Twenty-Fifth Supplemental Indenture, First Mortgage Bonds of the 7.90% Series due September 15, 2030; under the Twenty-Seventh Supplemental Indenture, First Mortgage Bonds of the 5 1/2% Series due May 1, 2019; under the Twenty-Eighth Supplemental Indenture, First Mortgage Bonds of the 6% Series due May 1, 2034; under the Twenty-Ninth Supplemental Indenture, First Mortgage Bonds of the 6.15% Series due June 1, 2036; under the Thirtieth Supplemental Indenture, First Mortgage Bonds of the 6.35% Series due October 15, 2038; and under the Thirty-First Supplemental Indenture, First Mortgage Bonds of the 3.00% Series due March 15, 2023 and First Mortgage Bonds of the 3.40% Series due March 15, 2028; but all bonds of the twenty three series provided for respectively by the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-First, Twenty-Second, Twenty-Third and Twenty-Sixth Supplemental Indentures and the First Mortgage Bonds of the 3 1/2% Series issued under the Original Indenture have ceased to be outstanding; and

WHEREAS, the Company desires to create three new series of bonds under the Mortgage to be designated as “First Mortgage Bonds, 2.000% Series due August 15, 2018” (hereinafter sometimes referred to as the “2018 Series”), for an aggregate principal amount of $100,000,000, “First Mortgage Bonds, 3.400% Series due August 15, 2023” (hereinafter sometimes referred to as the “2023 Series”), for an aggregate principal amount of $250,000,000, and “First Mortgage Bonds, 4.625% Series due August 15, 2043 (hereinafter sometimes referred to as the “2043 Series”), for an aggregate principal amount of $100,000,000, in each case to be issued as fully registered bonds without coupons, the definitive bonds (certain of the provisions of which may be printed on the reverse side thereof) and the Trustee’s certificate of authentication thereof to be substantially in the following forms, respectively:

(FORM OF FULLY REGISTERED BOND OF 2018 SERIES)

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), 55 WATER STREET, NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

LACLEDE GAS COMPANY

FIRST MORTGAGE BOND,

2.000% Series due August 15, 2018

No.	$

LACLEDE GAS COMPANY, a corporation of the State of Missouri (hereinafter called “the Company”), for value received hereby promises to pay to             or registered assigns, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at the option of the registered owner hereof at the office or agency of the Company in the City of St. Louis, State of Missouri,                     Dollars on the fifteenth day of August, 2018 (or upon earlier redemption), by check or draft (or as otherwise provided herein) in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts, and to pay to the registered owner hereof by check or draft (or as otherwise provided herein) interest thereon from and including August 13, 2013 or from the fifteenth day of February or August next preceding the date of this bond to which date interest has been paid or duly provided for (or, if this bond is dated any date after the record date for any interest payment date and on or before such interest payment date, then from such interest payment date), at the rate of 2.000% per annum, in like coin or currency at either of said offices or agencies at the option of the registered owner hereof, on February 15 and August 15 in each year, until the Company's obligation with respect to the payment of such principal shall have been discharged. If any interest payment date or any date of maturity or redemption of principal of this bond falls on a day that is not a Business Day (as defined below), principal and/or interest payable on such date will be paid on the succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such date to such succeeding Business Day. “Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required by law, regulation, or executive order to close in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri or on

which the corporate trust office of the Trustee is closed for business. The interest so payable on any February 15 or August 15 will, subject to certain exceptions provided in the Mortgage hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be February 1 or August 1, as the case may be, next preceding such interest payment date (whether or not a Business Day). Notwithstanding the foregoing, so long as the holder is The Depository Trust Company (“DTC”) or a nominee thereof, such payments of principal and interest will be made in accordance with the Blanket Issuer Letter of Representations dated April 20, 2004 between DTC and the Company (or such successor arrangement thereto). If a registered owner of an aggregate principal amount in excess of $100,000 of the bonds so requests, payments of principal and interest to that registered owner shall be made by electronic transfer to an account at a commercial bank or savings institution located in the continental United States designated in writing by such registered owner. Any such request must be made in writing to the Company and UMB Bank & Trust, n.a. (hereinafter sometimes referred to as the “Trustee”) at least 10 days in advance of such payment and must specify the name and address of the receiving bank, its ABA routing number, and the account name and number to receive the electronic transfer.

This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, 2.000% Series due August 15, 2018 (hereinafter referred to as the “2018 Series”), all bonds of all series issued and to be issued under and equally secured (except in so far as any sinking or other fund established in accordance with the provisions of the Mortgage hereinafter mentioned may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (hereinafter referred to as the “Original Indenture”) dated as of February 1, 1945, executed by the Company to Mississippi Valley Trust Company, which was succeeded through consolidation by Mercantile Trust Company, which was succeeded by Mercantile Trust Company National Association, which was succeeded by Mercantile Bank National Association, which was succeeded by Mercantile Bank of St. Louis National Association, which was succeeded by State Street Bank and Trust Company of Missouri, N.A., which in turn was succeeded by UMB Bank & Trust, n.a., as Trustee, and indentures supplemental thereto, including the Thirty-Second Supplemental Indenture thereto dated as of August 13, 2013 (hereinafter referred to as the “Thirty-Second Supplemental Indenture”), said Mortgage and Deed of Trust as supplemented being herein called the “Mortgage,” to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the owners of the bonds in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. Subject to the provisions of the next paragraph, with the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the owners of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by the affirmative vote of the owners of at least sixty-six and two-thirds percent (66 2/3%) in principal amount of the bonds affected by such modification or alteration (including the bonds of the 2018 Series, if so affected), then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company’s interest therein as provided in the Mortgage); provided that no such modification or alteration shall permit the extension of the maturity of the principal of this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest, or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the owner hereof of a lien upon such property without the consent of the owner hereof, except that the owners of not less than seventy-five percent (75%) in principal amount of the bonds at any time outstanding under the Mortgage (including a like percent of the principal amount of the bonds of the 2018 Series, if any interest payment on bonds of the 2018 Series is to be affected) may consent on behalf of the owners of all bonds at any time outstanding to the postponement of any interest payment for a period not exceeding three years from its due date.

Each initial and future holder of this bond and every other bond of the of the 2018 Series, by its acquisition of an interest herein or therein, irrevocably (1) consents to the amendments of the Mortgage set forth in Section 9.1 of Article IX of the Thirty-Second Supplemental Indenture without any other or further action by any holder of such bonds, including without limitation to the amendment to the Mortgage to change the vote required for modifications and alterations of the rights and obligations of the Company and/or of the owners of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto referenced in the last sentence of the preceding paragraph from the affirmative vote of the owners of at least sixty-six and two-thirds percent (66 2/3%) in principal amount of the bonds affected by such modification or alteration to the affirmative vote of the owners of at least a majority in principal amount of the bonds affected by such modification or alteration; and (2) designates the Trustee, and its successors, as its proxy with irrevocable instructions to vote and deliver written consents on its behalf in favor of such amendments at any bondholder meeting, in any consent solicitation in lieu of any bondholder meeting or otherwise.

The bonds of the 2018 Series are redeemable prior to maturity, in whole or in part, upon the notice referred to below, and otherwise subject to the provisions of the Mortgage: (i) pursuant to paragraph (B) of Section 13.06 of the Original Indenture (having reference to the taking of all the mortgaged property by eminent domain and certain comparable contingencies) at 100% of the principal amount thereof, together with accrued interest thereon to the date fixed for redemption; or (ii) pursuant to Section 3.2 of the Thirty-Second Supplemental Indenture, at a redemption price equal to 100% of the principal amount to be redeemed plus the Make-Whole Amount (as defined in the Thirty-Second Supplemental Indenture) determined for the redemption date with respect to such principal amount, plus accrued interest thereon to the date fixed for redemption without premium. The Company will give each holder of bonds of the 2018 Series written notice of each optional redemption under Section 3.2 of the Thirty-Second Supplemental Indenture not less than thirty (30) days and not more than sixty (60) days prior to the date fixed for such redemption. Each such notice shall specify such redemption date (which shall be a Business Day), the aggregate principal amount of the bonds to be redeemed on such date, the principal amount of each bond held by such holder to be redeemed (determined in accordance with Section 3.2 of the Thirty-Second Supplemental Indenture), and the interest to be paid on the redemption date with respect to such principal amount being redeemed, and, if applicable, shall be accompanied by a certificate of the chief financial officer, principal accounting officer, treasurer or controller of the Company (each a “Senior Financial Officer”) as to the estimated Make-Whole Amount due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. Two Business Days prior to a redemption pursuant to clause (ii) above, the Company shall deliver to each holder of bonds of the 2018 Series a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified redemption date. The bonds of the 2018 Series shall also be redeemable in whole only pursuant to Section 3.4 of the Thirty-Second Supplemental Indenture in the event that (i) the Company does not complete the MGE Acquisition (as defined in the Thirty-Second Supplemental Indenture) on or prior to May 31, 2014 or (ii) the Purchase Agreement (as defined in the Thirty-Second Supplemental Indenture) is terminated at any time prior to May 31, 2014. Except as set forth above, the bonds of the 2018 Series are not redeemable prior to August 15, 2018.

The principal hereof and the interest accrued hereon may be declared or may become due on the conditions, in the manner, and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

At the option of the registered owner, any bonds of the 2018 Series, upon surrender thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri, together with a written instrument of transfer in form approved by the Company duly executed by the registered owner or his duly authorized attorney, shall, subject to the provisions of Section 2.05 of the Original Indenture, be exchangeable for a like aggregate amount of fully registered bonds of the same series of other authorized denominations.

This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or in the City of St. Louis, upon surrender and cancellation of this bond and upon presentation of a written instrument of transfer, duly executed, with signature guaranteed by a signature guarantor that is a participant in a nationally recognized signature guaranty program, and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

No recourse shall be had for the payment of the principal of or of interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being released by the owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

This bond shall not become obligatory until UMB Bank & Trust, n.a., the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, LACLEDE GAS COMPANY has caused this instrument to be signed in its name by its President or one of its Vice-Presidents, by his or her signature or a facsimile thereof, and a facsimile of its corporate seal to be imprinted hereon and attested by its Secretary or one of its Assistant Secretaries, by his or her signature or a facsimile thereof.

Dated	LACLEDE GAS COMPANY

By
President

ATTEST:

Secretary

(FORM OF FULLY REGISTERED BOND OF 2023 SERIES)

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), 55 WATER STREET, NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

LACLEDE GAS COMPANY

FIRST MORTGAGE BOND,

3.40% Series due August 15, 2023

No.	$

LACLEDE GAS COMPANY, a corporation of the State of Missouri (hereinafter called “the Company”), for value received hereby promises to pay to                     or registered assigns, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at the option of the registered owner hereof at the office or agency of the Company in the City of St. Louis, State of Missouri,                     Dollars on the fifteenth day of August, 2023 (or upon earlier redemption), by check or draft (or as otherwise provided herein) in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts, and to pay to the registered owner hereof by check or draft (or as otherwise provided herein) interest thereon from and including August 13, 2013 or from the fifteenth day of February or August next preceding the date of this bond to which date interest has been paid or duly provided for (or, if this bond is dated any date after the record date for any interest payment date and on or before such interest payment date, then from such interest payment date), at the rate of 3.400% per annum, in like coin or currency at either of said offices or agencies at the option of the registered owner hereof, on February 15 and August 15 in each year, until the Company's obligation with respect to the payment of such principal shall have been discharged. If any interest payment date or any date of maturity or redemption of principal of this bond falls on a day that is not a Business Day (as defined below), principal and/or interest payable on such date will be paid on the succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such date to such succeeding Business Day. “Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required by law, regulation, or executive order to close in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri or on

which the corporate trust office of the Trustee is closed for business. The interest so payable on any February 15 or August 15 will, subject to certain exceptions provided in the Mortgage hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be February 1 or August 1, as the case may be, next preceding such interest payment date (whether or not a Business Day). Notwithstanding the foregoing, so long as the holder is The Depository Trust Company (“DTC”) or a nominee thereof, such payments of principal and interest will be made in accordance with the Blanket Issuer Letter of Representations dated April 20, 2004 between DTC and the Company (or such successor arrangement thereto). If a registered owner of an aggregate principal amount in excess of $100,000 of the bonds so requests, payments of principal and interest to that registered owner shall be made by electronic transfer to an account at a commercial bank or savings institution located in the continental United States designated in writing by such registered owner. Any such request must be made in writing to the Company and UMB Bank & Trust, n.a. (hereinafter sometimes referred to as the “Trustee”) at least 10 days in advance of such payment and must specify the name and address of the receiving bank, its ABA routing number, and the account name and number to receive the electronic transfer.

This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, 3.400% Series due August 15, 2023 (hereinafter referred to as the “2023 Series”), all bonds of all series issued and to be issued under and equally secured (except in so far as any sinking or other fund established in accordance with the provisions of the Mortgage hereinafter mentioned may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (hereinafter referred to as the “Original Indenture”) dated as of February 1, 1945, executed by the Company to Mississippi Valley Trust Company, which was succeeded through consolidation by Mercantile Trust Company, which was succeeded by Mercantile Trust Company National Association, which was succeeded by Mercantile Bank National Association, which was succeeded by Mercantile Bank of St. Louis National Association, which was succeeded by State Street Bank and Trust Company of Missouri, N.A., which in turn was succeeded by UMB Bank & Trust, n.a., as Trustee, and indentures supplemental thereto, including the Thirty-Second Supplemental Indenture thereto dated as of August 13, 2013 (hereinafter referred to as the “Thirty-Second Supplemental Indenture”), said Mortgage and Deed of Trust as supplemented being herein called the “Mortgage,” to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the owners of the bonds in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. Subject to the provisions of the next paragraph, with the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the owners of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by the affirmative vote of the owners of at least sixty-six and two-thirds percent (66 2/3%) in principal amount of the bonds affected by such modification or alteration (including the bonds of the 2023 Series, if so affected), then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company’s interest therein as provided in the Mortgage); provided that no such modification or alteration shall permit the extension of the maturity of the principal of this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest, or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the owner hereof of a lien upon such property without the consent of the owner hereof, except that the owners of not less than seventy-five percent (75%) in principal amount of the bonds at any time outstanding under the Mortgage (including a like percent of the principal amount of the bonds of the 2023 Series, if any interest payment on bonds of the 2023 Series is to be affected) may consent on behalf of the owners of all bonds at any time outstanding to the postponement of any interest payment for a period not exceeding three years from its due date.

Each initial and future holder of this bond and every other bond of the of the 2023 Series, by its acquisition of an interest herein or therein, irrevocably (1) consents to the amendments of the Mortgage set forth in Section 9.1 of Article IX of the Thirty-Second Supplemental Indenture without any other or further action by any holder of such bonds, including without limitation to the amendment to the Mortgage to change the vote required for modifications and alterations of the rights and obligations of the Company and/or of the owners of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto referenced in the last sentence of the preceding paragraph from the affirmative vote of the owners of at least sixty-six and two-thirds percent (66 2/3%) in principal amount of the bonds affected by such modification or alteration to the affirmative vote of the owners of at least a majority in principal amount of the bonds affected by such modification or alteration; and (2) designates the Trustee, and its successors, as its proxy with irrevocable instructions to vote and deliver written consents on its behalf in favor of such amendments at any bondholder meeting, in any consent solicitation in lieu of any bondholder meeting or otherwise.

The bonds of the 2023 Series are redeemable, upon the notice referred to below, and otherwise subject to the provisions of the Mortgage: (i) pursuant to paragraph (B) of Section 13.06 of the Original Indenture (having reference to the taking of all the mortgaged property by eminent domain and certain comparable contingencies) at 100% of the principal amount thereof, together with accrued interest thereon to the date fixed for redemption; or (ii) pursuant to Section 5.2 of the Thirty-Second Supplemental Indenture, (x) prior to May 15, 2023, in whole or in part, at a redemption price equal to 100% of the principal amount to be redeemed plus the Make-Whole Amount (as defined in the Thirty-Second Supplemental Indenture) determined for the redemption date with respect to such principal amount, and (y) on or after May 15, 2023, in whole only at a redemption price equal to 100% of the principal amount to be redeemed, plus, in each case, accrued interest thereon to the date fixed for redemption without premium. The Company will give each holder of bonds of the 2023 Series written notice of each optional redemption under Section 5.2 of the Thirty-Second Supplemental Indenture not less than thirty (30) days and not more than sixty (60) days prior to the date fixed for such redemption. Each such notice shall specify such redemption date (which shall be a Business Day), the aggregate principal amount of the bonds to be redeemed on such date, the principal amount of each bond held by such holder to be redeemed (determined in accordance with Section 5.2 of the Thirty-Second Supplemental Indenture), and the interest to be paid on the redemption date with respect to such principal amount being redeemed, and, if applicable, shall be accompanied by a certificate of the chief financial officer, principal accounting officer, treasurer or controller of the Company (each a “Senior Financial Officer”) as to the estimated Make-Whole Amount due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. Two Business Days prior to a redemption pursuant to clause (ii)(x) above, the Company shall deliver to each holder of bonds of the 2023 Series a certificate of a Senior Financial Officer specifying the calculation of such

Make-Whole Amount as of the specified redemption date. The bonds of the 2023 Series shall also be redeemable in whole only pursuant to Section 5.4 of the Thirty-Second Supplemental Indenture in the event that (i) the Company does not complete the MGE Acquisition (as defined in the Thirty-Second Supplemental Indenture) on or prior to May 31, 2014 or (ii) the Purchase Agreement (as defined in the Thirty-Second Supplemental Indenture) is terminated at any time prior to May 31, 2014. Except as set forth above, the bonds of the 2023 Series are not redeemable prior to August 15, 2023.

The principal hereof and the interest accrued hereon may be declared or may become due on the conditions, in the manner, and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

At the option of the registered owner, any bonds of the 2023 Series, upon surrender thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri, together with a written instrument of transfer in form approved by the Company duly executed by the registered owner or his duly authorized attorney, shall, subject to the provisions of Section 2.05 of the Original Indenture, be exchangeable for a like aggregate amount of fully registered bonds of the same series of other authorized denominations.

This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or in the City of St. Louis, upon surrender and cancellation of this bond and upon presentation of a written instrument of transfer, duly executed, with signature guaranteed by a signature guarantor that is a participant in a nationally recognized signature guaranty program, and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

No recourse shall be had for the payment of the principal of or of interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being released by the owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

This bond shall not become obligatory until UMB Bank & Trust, n.a., the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, LACLEDE GAS COMPANY has caused this instrument to be signed in its name by its President or one of its Vice-Presidents, by his or her signature or a facsimile thereof, and a facsimile of its corporate seal to be imprinted hereon and attested by its Secretary or one of its Assistant Secretaries, by his or her signature or a facsimile thereof.

Dated	LACLEDE GAS COMPANY

By
President

ATTEST:

Secretary

(FORM OF FULLY REGISTERED BOND OF 2043 SERIES)

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), 55 WATER STREET, NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

LACLEDE GAS COMPANY

FIRST MORTGAGE BOND,

4.625% Series due August 15, 2043

No.	$

LACLEDE GAS COMPANY, a corporation of the State of Missouri (hereinafter called “the Company”), for value received hereby promises to pay to                     or registered assigns, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at the option of the registered owner hereof at the office or agency of the Company in the City of St. Louis, State of Missouri,                     Dollars on the fifteenth day of August, 2043 (or upon earlier redemption), by check or draft (or as otherwise provided herein) in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts, and to pay to the registered owner hereof by check or draft (or as otherwise provided herein) interest thereon from and including August 13, 2013 or from the fifteenth day of February or August next preceding the date of this bond to which date interest has been paid or duly provided for (or, if this bond is dated any date after the record date for any interest payment date and on or before such interest payment date, then from such interest payment date), at the rate of 4.625% per annum, in like coin or currency at either of said offices or agencies at the option of the registered owner hereof, on February 15 and August 15 in each year, until the Company's obligation with respect to the payment of such principal shall have been discharged. If any interest payment date or any date of maturity or redemption of principal of this bond falls on a day that is not a Business Day (as defined below), principal and/or interest payable on such date will be paid on the succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such date to such succeeding Business Day. “Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required by law, regulation, or executive order to close in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri or on

which the corporate trust office of the Trustee is closed for business. The interest so payable on any February 15 or August 15 will, subject to certain exceptions provided in the Mortgage hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be February 1 or August 1, as the case may be, next preceding such interest payment date (whether or not a Business Day). Notwithstanding the foregoing, so long as the holder is The Depository Trust Company (“DTC”) or a nominee thereof, such payments of principal and interest will be made in accordance with the Blanket Issuer Letter of Representations dated April 20, 2004 between DTC and the Company (or such successor arrangement thereto). If a registered owner of an aggregate principal amount in excess of $100,000 of the bonds so requests, payments of principal and interest to that registered owner shall be made by electronic transfer to an account at a commercial bank or savings institution located in the continental United States designated in writing by such registered owner. Any such request must be made in writing to the Company and UMB Bank & Trust, n.a. (hereinafter sometimes referred to as the “Trustee”) at least 10 days in advance of such payment and must specify the name and address of the receiving bank, its ABA routing number, and the account name and number to receive the electronic transfer.

This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, 4.625% Series due August 15, 2043 (hereinafter referred to as the “2043 Series”), all bonds of all series issued and to be issued under and equally secured (except in so far as any sinking or other fund established in accordance with the provisions of the Mortgage hereinafter mentioned may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (hereinafter referred to as the “Original Indenture”) dated as of February 1, 1945, executed by the Company to Mississippi Valley Trust Company, which was succeeded through consolidation by Mercantile Trust Company, which was succeeded by Mercantile Trust Company National Association, which was succeeded by Mercantile Bank National Association, which was succeeded by Mercantile Bank of St. Louis National Association, which was succeeded by State Street Bank and Trust Company of Missouri, N.A., which in turn was succeeded by UMB Bank & Trust, n.a., as Trustee, and indentures supplemental thereto, including the Thirty-Second Supplemental Indenture thereto dated as of August 13, 2013 (hereinafter referred to as the “Thirty-Second Supplemental Indenture”), said Mortgage and Deed of Trust as supplemented being herein called the “Mortgage,” to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the owners of the bonds in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. Subject to the provisions of the next paragraph, with the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the owners of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by the affirmative vote of the owners of at least sixty-six and two-thirds percent (66 2/3%) in principal amount of the bonds affected by such modification or alteration (including the bonds of the 2043 Series, if so affected), then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company’s interest therein as provided in the Mortgage); provided that no such modification or alteration shall permit the extension of the maturity of the principal of this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest, or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the owner hereof of a lien upon such property without the consent of the owner hereof, except that the owners of not less than seventy-five percent (75%) in principal amount of the bonds at any time outstanding under the Mortgage (including a like percent of the principal amount of the bonds of the 2043 Series, if any interest payment on bonds of the 2043 Series is to be affected) may consent on behalf of the owners of all bonds at any time outstanding to the postponement of any interest payment for a period not exceeding three years from its due date.

Each initial and future holder of this bond and every other bond of the of the 2043 Series, by its acquisition of an interest herein or therein, irrevocably (1) consents to the amendments of the Mortgage set forth in Section 9.1 of Article IX of the Thirty-Second Supplemental Indenture without any other or further action by any holder of such bonds, including without limitation to the amendment to the Mortgage to change the vote required for modifications and alterations of the rights and obligations of the Company and/or of the owners of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto referenced in the last sentence of the preceding paragraph from the affirmative vote of the owners of at least sixty-six and two-thirds percent (66 2/3%) in principal amount of the bonds affected by such modification or alteration to the affirmative vote of the owners of at least a majority in principal amount of the bonds affected by such modification or alteration; and (2) designates the Trustee, and its successors, as its proxy with irrevocable instructions to vote and deliver written consents on its behalf in favor of such amendments at any bondholder meeting, in any consent solicitation in lieu of any bondholder meeting or otherwise.

The bonds of the 2043 Series are redeemable, upon the notice referred to below, and otherwise subject to the provisions of the Mortgage: (i) pursuant to paragraph (B) of Section 13.06 of the Original Indenture (having reference to the taking of all the mortgaged property by eminent domain and certain comparable contingencies) at 100% of the principal amount thereof, together with accrued interest thereon to the date fixed for redemption; or (ii) pursuant to Section 7.2 of the Thirty-Second Supplemental Indenture, (x) prior to February 15, 2043, in whole or in part, at a redemption price equal to 100% of the principal amount to be redeemed plus the Make-Whole Amount (as defined in the Thirty-Second Supplemental Indenture) determined for the redemption date with respect to such principal amount, and (y) on or after February 15, 2043, in whole only at a redemption price equal to 100% of the principal amount to be redeemed, plus, in each case, accrued interest thereon to the date fixed for redemption without premium. The Company will give each holder of bonds of the 2043 Series written notice of each optional redemption under Section 7.2 of the Thirty-Second Supplemental Indenture not less than thirty (30) days and not more than sixty (60) days prior to the date fixed for such redemption. Each such notice shall specify such redemption date (which shall be a Business Day), the aggregate principal amount of the bonds to be redeemed on such date, the principal amount of each bond held by such holder to be redeemed (determined in accordance with Section 7.2 of the Thirty-Second Supplemental Indenture), and the interest to be paid on the redemption date with respect to such principal amount being redeemed, and, if applicable, shall be accompanied by a certificate of the chief financial officer, principal accounting officer, treasurer or controller of the Company (each a “Senior Financial Officer”) as to the estimated Make-Whole Amount due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. Two Business Days prior to a redemption pursuant to clause (ii)(x) above, the Company shall deliver to each holder of bonds of the 2043 Series a certificate of a Senior Financial Officer specifying the calculation of such

Make-Whole Amount as of the specified redemption date. The bonds of the 2043 Series shall also be redeemable in whole only pursuant to Section 7.4 of the Thirty-Second Supplemental Indenture in the event that (i) the Company does not complete the MGE Acquisition (as defined in the Thirty-Second Supplemental Indenture) on or prior to May 31, 2014 or (ii) the Purchase Agreement (as defined in the Thirty-Second Supplemental Indenture) is terminated at any time prior to May 31, 2014. Except as set forth above, the bonds of the 2043 Series are not redeemable prior to August 15, 2043.

The principal hereof and the interest accrued hereon may be declared or may become due on the conditions, in the manner, and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

At the option of the registered owner, any bonds of the 2043 Series, upon surrender thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri, together with a written instrument of transfer in form approved by the Company duly executed by the registered owner or his duly authorized attorney, shall, subject to the provisions of Section 2.05 of the Original Indenture, be exchangeable for a like aggregate amount of fully registered bonds of the same series of other authorized denominations.

This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or in the City of St. Louis, upon surrender and cancellation of this bond and upon presentation of a written instrument of transfer, duly executed, with signature guaranteed by a signature guarantor that is a participant in a nationally recognized signature guaranty program, and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

No recourse shall be had for the payment of the principal of or of interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being released by the owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

This bond shall not become obligatory until UMB Bank & Trust, n.a., the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, LACLEDE GAS COMPANY has caused this instrument to be signed in its name by its President or one of its Vice-Presidents, by his or her signature or a facsimile thereof, and a facsimile of its corporate seal to be imprinted hereon and attested by its Secretary or one of its Assistant Secretaries, by his or her signature or a facsimile thereof.

Dated	LACLEDE GAS COMPANY

By
President

ATTEST:

Secretary

(FORM OF TRUSTEE'S CERTIFICATE)

This bond is one of the bonds, of the Series herein designated, provided for in the within-mentioned Mortgage.

UMB BANK & TRUST, N.A. Trustee

By
Authorized Signatory

and

WHEREAS, all conditions and requirements necessary to make this Thirty-Second Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

NOW, THEREFORE, THIS THIRTY-SECOND SUPPLEMENTAL INDENTURE WITNESSETH: That Laclede Gas Company, in consideration of the premises and of one dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment both of the principal of and interest and premium, if any, on the bonds from time to time issued under the Mortgage, according to their tenor and effect and the performance of all the provisions of the Mortgage and of said bonds, hath granted, bargained and sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents doth grant, bargain and sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto UMB Bank & Trust, n.a., as Trustee, and to its successor or successors in said trust and its and their assigns forever, all the following described properties of the Company, that is to say:

All several parcels of real estate more particularly described in the Original Indenture as Parcels Nos. 1 to 14 inclusive, and in the First Supplemental Indenture as Parcels (a) to (i) inclusive, and the Third Supplemental Indenture as Parcels II to VI inclusive, and in the Fourth Supplemental Indenture in paragraphs II to VII inclusive, beginning on page 13 and extending to page 15 thereof, and in the Fifth Supplemental Indenture in paragraphs II to X inclusive, beginning on page 14 and extending to page 17 thereof, and in the Sixth Supplemental Indenture in paragraphs II to XI inclusive, beginning on page 14 and extending to page 21 thereof, and in the Seventh Supplemental Indenture in paragraphs II to XIII inclusive, beginning on page 16 and extending to page 24 thereof, and in the Eighth Supplemental Indenture in paragraphs II to VIII inclusive, beginning on page 16 and extending to page 19 thereof, and in the Ninth Supplemental Indenture in paragraphs II and III, beginning on page 11 and extending to page 12 thereof, and in the Tenth Supplemental Indenture in paragraphs II to VI inclusive, beginning on page 11 and extending to page 13 thereof, and in the Eleventh Supplemental Indenture in paragraphs II and III, beginning on page 13 and extending to page 16 thereof, and in the Twelfth Supplemental Indenture on page 15 thereof, and in the Thirteenth Supplemental Indenture beginning on page 16 and extending to page 24 thereof, and in the Fifteenth Supplemental Indenture beginning on page 15 and extending to page 39 thereof, and in the Sixteenth Supplemental Indenture beginning on page 16 and extending to page 17 thereof, and in the Seventeenth Supplemental

Indenture beginning on page 17 and extending to page 19 thereof, and in the Eighteenth Supplemental Indenture beginning on page 15 and extending to page 16 thereof, and in the Nineteenth Supplemental Indenture beginning on page 16 and extending to page 17 thereof, and in the Twentieth Supplemental Indenture beginning on page 17 and extending to page 19 thereof, and in the Twenty-First Supplemental Indenture beginning on page 17 and extending to page 19 thereof, and in the Twenty-Second Supplemental Indenture beginning on page 10 and extending to page 11 thereof, and in the Twenty-Third Supplemental Indenture beginning on page 10 and extending to page 11 thereof, and in the Twenty-Fourth Supplemental Indenture beginning on page 10 and extending to page 11 thereof, and in the Twenty-Fifth Supplemental Indenture beginning on page 13 and extending to page 14 thereof, and in the Twenty-Sixth Supplemental Indenture beginning on page 13 and extending to page 15 thereof; and in the Twenty-Seventh Supplemental Indenture beginning on page 14 and extending to page 15 thereof; and in the Twenty-Eighth Supplemental Indenture beginning on page 14 and extending to page 15 thereof; and in the Twenty-Ninth Supplemental Indenture beginning on page 14 and extending to page 15 thereof; and in the Thirtieth Supplemental Indenture beginning on page 14 and extending to page 16 thereof; and in the Thirty-First Supplemental Indenture beginning on page 19 and extending to page 21 thereof; except any parcel or part of such real estate heretofore released from the lien of the Mortgage, or to which the Company and the Trustee have heretofore disclaimed any right, title, or interest.

TOGETHER WITH all other property, whether real, personal or mixed (except any hereinafter expressly excepted), and whether now owned or hereafter acquired by the Company and wheresoever situated, including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in this Thirty-Second Supplemental Indenture) all real estate, lands, leases, leaseholds (except the last day of the term of any lease or leasehold), easements, licenses, permits, franchises, privileges, rights of way and other rights in or relating to real estate or the occupancy of lands, all rights of way and roads, all gas plants, gas containers, buildings and other structures and all offices, buildings and the contents thereof; all machinery, engines, boilers, gas machines, purifiers, scrubbers, retorts, tanks, pumps, regulators, meters, gas and mechanical appliances, conduits, gas or other pipes, gas mains and pipes, service pipes, fittings, valves and connections, tools, implements, apparatus, supplies, furniture and chattels; all federal, state, municipal and other franchises, privileges and permits; all lines for the distribution of gas for any purpose including pipes, conduits and all apparatus for use in connection therewith; and (except as hereinafter expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinabove described or referred to;

AND TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders, and (subject to the provisions of Section 13.01 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof;

Provided that all property of the kinds which by the terms of the Original Indenture are expressly excepted from the lien and operation thereof is expressly excepted herefrom with the same effect and to the same extent as in the Original Indenture provided with respect to such property so expressly excepted;

TO HAVE AND TO HOLD all such properties, real, personal, and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever;

Subject, however, as to all property embraced herein to all of the restrictions, exceptions and reservations of easements, rights of way or otherwise, contained in any and all deeds and/or other conveyances under or through which the Company acquired or shall acquire and/or claims or shall claim title thereto, and to the restrictions, exceptions, reservations and provisions in the Mortgage specifically set forth; and

Subject further, with respect to the premises, property, franchises and rights owned by the Company at the date of execution hereof, to excepted encumbrances as defined in Section 1.06 of the Original Indenture, and subject, with respect to property acquired after the date of execution of the Original Indenture or hereafter acquired, to all excepted encumbrances, all other defects and limitations of title and to all other encumbrances existing at the time of such acquisition, including any purchase money mortgage or lien upon such property created by the Company at the time of the acquisition of such property.

IN TRUST NEVERTHELESS, upon the terms and trusts in the Original Indenture and this Thirty-Second Supplemental Indenture set forth, for the benefit and security of those who shall hold the bonds and coupons issued and to be issued under the Mortgage, or any of them, in accordance with the terms of the Mortgage without preference, priority or distinction as to lien of any of said bonds and coupons over any other thereof by reason of priority in the time of the issue or negotiation thereof or for any other reason whatsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest in the Original Indenture set forth; it being intended that the lien and security of all of said bonds and coupons of all series issued or to be issued hereunder shall take effect from the execution and delivery of the Mortgage, and that the lien and security of the Mortgage shall take effect from the date of execution and delivery of the Original Indenture as though all of the said bonds of all series were actually authenticated and delivered and issued upon such date.

And the Company, for itself and its successors and assigns, does hereby covenant and agree to and with the Trustee and its successor or successors in such trust, for the benefit of those who shall hold the bonds of the 2018 Series, the bonds of the 2023 Series, the bonds of the 2043 Series, or any of such bonds, as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Terms Defined by Reference. For all purposes of this Thirty-Second Supplemental Indenture, except as herein otherwise expressly provided or unless the context otherwise requires, the terms defined in Sections 1.2 to 1.38 hereof shall have the meanings specified in such Sections, and all other terms which are defined in the Original Indenture (including those defined by reference to the Trust Indenture Act of 1939, as amended, or the Securities Act of 1933, as amended) shall have the meanings assigned to them in the Original Indenture.

SECTION 1.2 Business Day. The term “Business Day” shall mean a day other than a (i) Saturday, (ii) Sunday, or (iii) day on which commercial banks are authorized or required by law, regulation or executive order to close in the City of New York, New York. If a payment date is not a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day, and no interest shall accrue for the intervening period.

SECTION 1.3 Trustee. The term “the Trustee” shall mean the party of the second part hereto, UMB Bank & Trust, n.a., and, subject to the provisions of Article XVIII of the Original Indenture, shall also include its successors and assigns.

SECTION 1.4 Original Indenture. The term “Original Indenture” shall mean the indenture of mortgage and deed of trust dated as of February 1, 1945, hereinbefore referred to.

SECTION 1.5 First Supplemental Indenture. The term “First Supplemental Indenture” shall mean the supplemental indenture dated as of December 1, 1946, hereinbefore referred to.

SECTION 1.6 Second Supplemental Indenture. The term “Second Supplemental Indenture” shall mean the supplemental indenture dated as of March 15, 1948, hereinbefore referred to.

SECTION 1.7 Third Supplemental Indenture. The term “Third Supplemental Indenture” shall mean the supplemental indenture dated as of April 1, 1951, hereinbefore referred to.

SECTION 1.8 Fourth Supplemental Indenture. The term “Fourth Supplemental Indenture” shall mean the supplemental indenture dated as of December 1, 1954, hereinbefore referred to.

SECTION 1.9 Fifth Supplemental Indenture. The term “Fifth Supplemental Indenture” shall mean the supplemental indenture dated as of May 1, 1957, hereinbefore referred to.

SECTION 1.10 Sixth Supplemental Indenture. The term “Sixth Supplemental Indenture” shall mean the supplemental indenture dated as of July 1, 1960, hereinbefore referred to.

SECTION 1.11 Seventh Supplemental Indenture. The term “Seventh Supplemental Indenture” shall mean the supplemental indenture dated as of June 1, 1964, hereinbefore referred to.

SECTION 1.12 Eighth Supplemental Indenture. The term “Eighth Supplemental Indenture” shall mean the supplemental indenture dated as of April 15, 1966, hereinbefore referred to.

SECTION 1.13 Ninth Supplemental Indenture. The term “Ninth Supplemental Indenture” shall mean the supplemental indenture dated as of May 1, 1968, hereinbefore referred to.

SECTION 1.14 Tenth Supplemental Indenture. The term “Tenth Supplemental Indenture” shall mean the supplemental indenture dated as of May 15, 1970, hereinbefore referred to.

SECTION 1.15 Eleventh Supplemental Indenture. The term “Eleventh Supplemental Indenture” shall mean the supplemental indenture dated as of March 15, 1972, hereinbefore referred to.

SECTION 1.16 Twelfth Supplemental Indenture. The term “Twelfth Supplemental Indenture” shall mean the supplemental indenture dated as of March 15, 1974, hereinbefore referred to.

SECTION 1.17 Thirteenth Supplemental Indenture. The term “Thirteenth Supplemental Indenture” shall mean the supplemental indenture dated as of June 1, 1975, hereinbefore referred to.

SECTION 1.18 Fourteenth Supplemental Indenture. The term “Fourteenth Supplemental Indenture” shall mean the supplemental indenture dated as of October 26, 1976, hereinbefore referred to.

SECTION 1.19 Fifteenth Supplemental Indenture. The term “Fifteenth Supplemental Indenture” shall mean the supplemental indenture dated as of July 15, 1979, hereinbefore referred to.

SECTION 1.20 Sixteenth Supplemental Indenture. The term “Sixteenth Supplemental Indenture” shall mean the supplemental indenture dated as of May 1, 1986, hereinbefore referred to.

SECTION 1.21 Seventeenth Supplemental Indenture. The term “Seventeenth Supplemental Indenture” shall mean the supplemental indenture dated as of May 15, 1988, hereinbefore referred to.

SECTION 1.22 Eighteenth Supplemental Indenture. The term “Eighteenth Supplemental Indenture” shall mean the supplemental indenture dated as of November 15, 1989, hereinbefore referred to.

SECTION 1.23 Nineteenth Supplemental Indenture. The term “Nineteenth Supplemental Indenture” shall mean the supplemental indenture dated as of May 15, 1991, hereinbefore referred to.

SECTION 1.24 Twentieth Supplemental Indenture. The term “Twentieth Supplemental Indenture” shall mean the supplemental indenture dated as of November 1, 1992, hereinbefore referred to.

SECTION 1.25 Twenty-First Supplemental Indenture. The term “Twenty-First Supplemental Indenture” shall mean the supplemental indenture dated as of May 1, 1993, hereinbefore referred to.

SECTION 1.26 Twenty-Second Supplemental Indenture. The term “Twenty-Second Supplemental Indenture” shall mean the supplemental indenture dated as of November 15, 1995, hereinbefore referred to.

SECTION 1.27 Twenty-Third Supplemental Indenture. The term “Twenty-Third Supplemental Indenture” shall mean the supplemental indenture dated as of October 15, 1997, hereinbefore referred to.

SECTION 1.28 Twenty-Fourth Supplemental Indenture. The term “Twenty-Fourth Supplemental Indenture” shall mean the supplemental indenture dated as of June 1, 1999 hereinbefore referred to.

SECTION 1.29 Twenty-Fifth Supplemental Indenture. The term “Twenty-Fifth Supplemental Indenture” shall mean the supplemental indenture dated as of September 15, 2000 hereinbefore referred to.

SECTION 1.30 Twenty-Sixth Supplemental Indenture. The term “Twenty-Sixth Supplemental Indenture” shall mean the supplemental indenture dated as of June 15, 2001 hereinbefore referred to.

SECTION 1.31 Twenty-Seventh Supplemental Indenture. The term “Twenty-Seventh Supplemental Indenture” shall mean the supplemental indenture dated as of April 15, 2004 hereinbefore referred to.

SECTION 1.32 Twenty-Eighth Supplemental Indenture. The term “Twenty-Eighth Supplemental Indenture” shall mean the supplemental indenture dated as of April 15, 2004 hereinbefore referred to.

SECTION 1.33 Twenty-Ninth Supplemental Indenture. The term “Twenty-Ninth Supplemental Indenture” shall mean the supplemental indenture dated as of June 1, 2006 hereinbefore referred to.

SECTION 1.34 Thirtieth Supplemental Indenture. The term “Thirtieth Supplemental Indenture: shall mean the supplemental indenture dated as of September 15, 2008 hereinbefore referred to.

SECTION 1.35 Thirty-First Supplemental Indenture. The term “Thirty-First Supplemental Indenture shall mean the supplemental indenture dated as of March 15, 2013 hereinbefore referred to.

SECTION 1.36 Mortgage. The term “Mortgage” shall mean the Original Indenture as supplemented by the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-First, Twenty-Second, Twenty-Third, Twenty-Fourth, Twenty-Fifth, Twenty-Sixth, Twenty-Seventh, Twenty-Eighth, Twenty-Ninth, Thirtieth and Thirty-First Supplemental Indentures and hereby, or as the same may from time to time hereafter be supplemented, modified, altered or amended by any supplemental indenture entered into pursuant to the provisions of the Original Indenture.

SECTION 1.37 Hereof, Hereunder, etc. The term “hereof,” “hereunder,” “hereto,” “hereby,” “hereinbefore,” and the like, refer to this Thirty-Second Supplemental Indenture.

SECTION 1.38 2018 Series, 2023 Series and 2043 Series. The terms “2018 Series”, “2023 Series” and “2043 Series” shall mean the series of First Mortgage Bonds created by this Thirty-Second Supplemental Indenture, as in, respectively, Sections 2.1, 4.1 and 6.1 hereof provided.

ARTICLE II

CREATION, DESCRIPTION, REGISTRATION, TRANSFER AND

EXCHANGE OF THE 2018 SERIES OF BONDS

SECTION 2.1 Creation and principal amount of the 2018 Series. The Company hereby creates a new series of bonds that may be authenticated and delivered, either before or after the filing or recording hereof, under any applicable provisions of the Original Indenture, and may be issued under the Mortgage, and each of which series shall be designated by the title “First Mortgage Bonds, 2.000% Series due August 15, 2018”. The bonds of the 2018 Series shall initially be executed by the Company and authenticated in the aggregate principal amount of One Hundred Million Dollars ($100,000,000), except bonds of such series authenticated and delivered pursuant to Section 2.4 or 2.6 hereof or Section 2.09 or Section 12.04 of the Original Indenture. The 2018 Series may be reopened and additional bonds of the 2018 Series may be issued in excess of the amount initially authenticated and delivered, provided that such additional bonds of the 2018 Series will contain the same terms (including the maturity date and interest rate), except for the public offering price, the issue date and, if applicable, the first interest payment date, as the other bonds of the 2018 Series. Any such additional bonds of the 2018 Series, together with the bonds of the 2018 Series initially authenticated, shall constitute a single series for purposes of the Mortgage.

SECTION 2.2 Date of Bonds. All bonds of the 2018 Series shall be dated as provided in Section 2.03 of the Original Indenture.

SECTION 2.3 Denominations, etc. The bonds of the 2018 Series shall be issuable only as fully registered bonds without coupons, in the denomination of $1,000 and integral multiples thereof, and such bonds, and the Trustee's certificate of authentication, shall, respectively, be substantially of the tenor and purport in this Thirty-Second Supplemental Indenture above recited, and they may have such letters, numbers or other marks of identification, and such legends or endorsements, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the Mortgage, including any legend or legends permitted pursuant to Section 2.04 of the Original Indenture.

SECTION 2.4 Exchange of Bonds. At the option of the registered owner, any bonds of the 2018 Series, upon surrender thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri, together with a written instrument of transfer in form approved by the Company duly executed by the registered owner or his duly authorized attorney, shall, subject to the provisions of Section 2.05 of the Original Indenture, be exchangeable for a like aggregate amount of fully registered bonds of the same series of other authorized denominations.

SECTION 2.5 Registration of Bonds. The bonds of the 2018 Series are transferable as prescribed in the Mortgage by the registered owner thereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri, upon surrender and cancellation of such bonds and upon presentation of a written instrument of transfer, duly executed, with signature guaranteed by a signature guarantor that is a participant in a nationally recognized signature guaranty program, and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and thereupon, new fully registered bonds of the same series for a like principal amount will be issued to the transferee in exchange therefor as provided in the Mortgage.

SECTION 2.6 Temporary Bonds. Until bonds of the 2018 Series in definitive form are ready for delivery, there may be authenticated and delivered and issued, in lieu of any definitive bond or bonds of said series, temporary bonds of said series as provided in Section 2.08 of the Original Indenture. Such temporary bonds shall be substantially in the form of the definitive bonds of the 2018 Series, but with such omissions, insertions and variations as may be appropriate for temporary bonds, and may contain such reference to any provisions of the Mortgage as may be appropriate, all as determined by the Board of Directors.

SECTION 2.7 Payment of Defaulted Interest. The person in whose name any bond of the 2023 Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond is registered on the date of payment of such defaulted interest. The record date shall be February 1 or August 1, as the case may be, next preceding such interest payment date, or, if such February 1 or August 1 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri, are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

SECTION 2.8 Transfers or Exchanges of Bonds called for redemption. Anything in this Thirty-Second Supplemental Indenture to the contrary notwithstanding, the Company shall not be required to make transfers or exchanges of bonds of the 2018 Series for a period of fifteen (15) days next preceding any selection of bonds of the 2018 Series to be redeemed, and the Company shall not be required to make transfers or exchanges of the principal amount of any of such bonds called or selected for redemption except in the case of any bond of the 2018 Series to be redeemed in part, the portion thereof not to be so redeemed.

ARTICLE III

REDEMPTION OF BONDS OF THE 2018 SERIES

SECTION 3.1 Circumstances in Which Redeemable. Bonds of the 2018 Series shall be redeemable, in whole or in part, at 100% of the principal amount thereof, together with accrued interest thereon to the date fixed for redemption at any time before maturity pursuant to the provisions of paragraph (B) of Section 13.06 of the Original Indenture.

SECTION 3.2 Additional Circumstances in Which Redeemable. Bonds of the 2018 Series shall also be redeemable, at the option of the Company, in whole at any time or in part from time to time at a redemption price equal to 100% of the principal amount to be redeemed plus the Make-Whole Amount (as defined below) determined for the redemption date with respect to such principal amount, plus accrued interest thereon to the date fixed for redemption without premium.

For purposes of this Section 3.2:

“Make-Whole Amount” means, with respect to any bond of the 2018 Series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Business Day” shall have the meaning set forth in the form of bonds of the 2018 Series.

“Called Principal” means, with respect to any bond, the principal of such bond that is to be redeemed or has become or is declared to be immediately due and payable pursuant to the Mortgage, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any bond, 0.10% over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to this Section 3.2.

“Settlement Date” means, with respect to the Called Principal of any bond, the date on which such Called Principal is to be redeemed pursuant to this Section 3.2.

SECTION 3.3 Notice of Intention to Redeem. Article XII of the Original Indenture is and shall be applicable to any redemption of bonds of the 2018 Series. The notice of intention to redeem provided for in Section 12.02 of the Original Indenture need not be published with respect to bonds of the 2018 Series but shall be given by mailing a copy thereof to each registered owner thereof, directed to his registered address, not less than thirty (30) nor more than sixty (60) days prior to the date fixed for redemption.

SECTION 3.4 Special Mandatory Redemption.

(a) In the event that (i) the Company does not complete the MGE Acquisition on or prior to May 31, 2014 or (ii) the Purchase Agreement is terminated at any time prior to May 31, 2014, then the Company shall redeem all of the bonds of the 2018 Series on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price, plus accrued and unpaid interest to, but not including, the Special Mandatory Redemption Date. The Company shall cause a notice of special mandatory redemption to be distributed, with a copy to the Trustee, within ten Business Days after the occurrence of the event triggering the special mandatory redemption to each holder of bonds of the 2018 Series. If funds sufficient to pay the Special Mandatory Redemption Price of all bonds of the 2018 Series to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee on or before such Special Mandatory Redemption Date, plus accrued and unpaid interest, if any, to the Special Mandatory Redemption Date, the bonds of the 2018 Series will cease to bear interest. The notice of special mandatory redemption shall include the information required by Section 3.3 hereof, and, notwithstanding such Section 3.3, may be given less than 30 days prior to the Special Mandatory Redemption Date, but in no event fewer than five Business Days prior thereto.

(b) For purposes of this Section 3.4, the following definitions shall apply:

“MGE Acquisition” means the consummation of the transactions contemplated by the Purchase Agreement.

“Purchase Agreement” means that certain Purchase and Sale Agreement, dated as of December 14, 2012, by and among Southern Union Company, Laclede Gas Company and, solely as guarantor thereunder, The Laclede Group, Inc.

“Special Mandatory Redemption Date” means the twentieth Business Day following the earlier to occur of May 31, 2014 and the termination of the Purchase Agreement.

“Special Mandatory Redemption Price” means a redemption price equal to 101% of the aggregate principal amount of the bonds of the 2018 Series.

SECTION 3.5 No Other Redemptions. Except as set forth in Sections 3.1, 3.2 and 3.4 hereof, the bonds of the 2018 Series are not redeemable prior to August 15, 2018.

ARTICLE IV

CREATION, DESCRIPTION, REGISTRATION, TRANSFER AND

EXCHANGE OF THE 2023 SERIES OF BONDS

SECTION 4.1 Creation and Principal Amount of the 2023 Series. The Company hereby creates a new series of bonds that may be authenticated and delivered, either before or after the filing or recording hereof, under any applicable provisions of the Original Indenture, and may be issued under the Mortgage, and each of which series shall be designated by the title “First Mortgage Bonds, 3.400% Series due August 15, 2023”. The bonds of the 2023 Series shall initially be executed by the Company and authenticated in the aggregate principal amount of Two Hundred Fifty Million Dollars ($250,000,000), except bonds of such series authenticated and delivered pursuant to Section 4.4 or 4.6 hereof or Section 2.09 or Section 12.04 of the Original Indenture. The 2023 Series may be reopened and additional bonds of the 2023 Series may be issued in excess of the amount initially authenticated and delivered, provided that such additional bonds of the 2023 Series will contain the same terms (including the maturity date and interest rate), except for the public offering price, the issue date and, if applicable, the first interest payment date, as the other bonds of the 2023 Series. Any such additional bonds of the 2023 Series, together with the bonds of the 2023 Series initially authenticated, shall constitute a single series for purposes of the Mortgage.

SECTION 4.2 Date of Bonds. All bonds of the 2023 Series shall be dated as provided in Section 2.03 of the Original Indenture.

SECTION 4.3 Denominations, etc.The bonds of the 2023 Series shall be issuable only as fully registered bonds without coupons, in the denomination of $1,000 and integral multiples thereof, and such bonds, and the Trustee's certificate of authentication, shall, respectively, be substantially of the tenor and purport in this Thirty-Second Supplemental Indenture above recited, and they may have such letters, numbers or other marks of identification, and such legends or endorsements, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the Mortgage, including any legend or legends permitted pursuant to Section 2.04 of the Original Indenture.

SECTION 4.4 Exchange of Bonds. At the option of the registered owner, any bonds of the 2023 Series, upon surrender thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri, together with a written instrument of transfer in form approved by the Company duly executed by the registered owner or his duly authorized attorney, shall, subject to the provisions of Section 2.05 of the Original Indenture, be exchangeable for a like aggregate amount of fully registered bonds of the same series of other authorized denominations.

SECTION 4.5 Registration of Bonds. The bonds of the 2023 Series are transferable as prescribed in the Mortgage by the registered owner thereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri, upon surrender and cancellation of such bonds and upon presentation of a written instrument of transfer, duly executed, with signature guaranteed by a signature guarantor that is a participant in a nationally recognized signature guaranty program, and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and thereupon, new fully registered bonds of the same series for a like principal amount will be issued to the transferee in exchange therefor as provided in the Mortgage.

SECTION 4.6 Temporary Bonds. Until bonds of the 2023 Series in definitive form are ready for delivery, there may be authenticated and delivered and issued, in lieu of any definitive bond or bonds of said series, temporary bonds of said series as provided in Section 2.08 of the

Original Indenture. Such temporary bonds shall be substantially in the form of the definitive bonds of the 2023 Series, but with such omissions, insertions and variations as may be appropriate for temporary bonds, and may contain such reference to any provisions of the Mortgage as may be appropriate, all as determined by the Board of Directors.

SECTION 4.7 Payment of Defaulted Interest. The person in whose name any bond of the 2023 Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond is registered on the date of payment of such defaulted interest. The record date shall be February 1 or August 1, as the case may be, next preceding such interest payment date, or, if such February 1 or August 1 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri, are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

SECTION 4.8 Transfers or Exchanges of Bonds Called for Redemption. Anything in this Thirty-Second Supplemental Indenture to the contrary notwithstanding, the Company shall not be required to make transfers or exchanges of bonds of the 2023 Series for a period of fifteen (15) days next preceding any selection of bonds of the 2023 Series to be redeemed, and the Company shall not be required to make transfers or exchanges of the principal amount of any of such bonds called or selected for redemption except in the case of any bond of the 2023 Series to be redeemed in part, the portion thereof not to be so redeemed.

ARTICLE V

REDEMPTION OF BONDS OF THE 2023 SERIES

SECTION 5.1 Circumstances in Which Redeemable. Bonds of the 2023 Series shall be redeemable, in whole or in part, at 100% of the principal amount thereof, together with accrued interest thereon to the date fixed for redemption at any time before maturity pursuant to the provisions of paragraph (B) of Section 13.06 of the Original Indenture.

SECTION 5.2 Additional Circumstances in Which Redeemable. Bonds of the 2023 Series shall also be redeemable, at the option of the Company, in whole at any time or in part from time to time on any date prior to May 15, 2023, at a redemption price equal to 100% of the principal amount to be redeemed plus the Make-Whole Amount (as defined below) determined for the redemption date with respect to such principal amount, plus accrued interest thereon to the date fixed for redemption without premium. On or after May 15, 2023, bonds of the 2023 Series shall be redeemable in whole only at any time at a redemption price equal to 100% of the principal amount to be redeemed, plus accrued interest thereon to the date fixed for redemption without premium.

For purposes of this Section 5.2:

“Make-Whole Amount” means, with respect to any bond of the 2023 Series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Business Day” shall have the meaning set forth in the form of bonds of the 2023 Series.

“Called Principal” means, with respect to any bond, the principal of such bond that is to be redeemed or has become or is declared to be immediately due and payable pursuant to the Mortgage, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any bond, 0.15% over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to this Section 5.2.

“Settlement Date” means, with respect to the Called Principal of any bond, the date on which such Called Principal is to be redeemed pursuant to this Section 5.2.

SECTION 5.3 Notice of Intention to Redeem. Article XII of the Original Indenture is and shall be applicable to any redemption of bonds of the 2023 Series. The notice of intention to redeem provided for in Section 12.02 of the Original Indenture need not be published with respect to bonds of the 2023 Series but shall be given by mailing a copy thereof to each registered owner thereof, directed to his registered address, not less than thirty nor more than sixty (60) days prior to the date fixed for redemption.

SECTION 5.4 Special Mandatory Redemption.

(a) In the event that (i) the Company does not complete the MGE Acquisition on or prior to May 31, 2014 or (ii) the Purchase Agreement is terminated at any time prior to May 31, 2014, then the Company shall redeem all of the bonds of the 2023 Series on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price, plus accrued and unpaid interest to, but not including, the Special Mandatory Redemption Date. The Company shall cause a notice of special mandatory redemption to be distributed, with a copy to the Trustee, within ten Business Days after the occurrence of the event triggering the special mandatory redemption to each holder of bonds of the 2023 Series. If funds sufficient to pay the Special Mandatory Redemption Price of all bonds of the 2023 Series to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee on or before such Special Mandatory Redemption Date, plus accrued and unpaid interest, if any, to the Special Mandatory Redemption Date, the bonds of the 2023 Series will cease to bear interest. The notice of special mandatory redemption shall include the information required by Section 5.3 hereof, and, notwithstanding such Section 5.3, may be given less than 30 days prior to the Special Mandatory Redemption Date, but in no event fewer than five Business Days prior thereto.

(b) For purposes of this Section 5.4, the following definitions shall apply:

“MGE Acquisition” means the consummation of the transactions contemplated by the Purchase Agreement.

“Purchase Agreement” means that certain Purchase and Sale Agreement, dated as of December 14, 2012, by and among Southern Union Company, Laclede Gas Company and, solely as guarantor thereunder, The Laclede Group, Inc.

“Special Mandatory Redemption Date” means the twentieth Business Day following the earlier to occur of May 31, 2014 and the termination of the Purchase Agreement.

“Special Mandatory Redemption Price” means a redemption price equal to 101% of the aggregate principal amount of the bonds of the 2023 Series.

SECTION 5.5 No Other Redemptions. Except as set forth in Sections 5.1, 5.2 and 5.4 hereof, the bonds of the 2023 Series are not redeemable prior to August 15, 2023.

ARTICLE VI

CREATION, DESCRIPTION, REGISTRATION, TRANSFER AND

EXCHANGE OF THE 2043 SERIES OF BONDS

SECTION 6.1 Creation and Principal Amount of the 2043 Series. The Company hereby creates a new series of bonds that may be authenticated and delivered, either before or after the filing or recording hereof, under any applicable provisions of the Original Indenture, and may be issued under the Mortgage, and each of which series shall be designated by the title “First Mortgage Bonds, 4.625% Series due August 15, 2043”. The bonds of the 2043 Series shall initially be executed by the Company and authenticated in the aggregate principal amount of One Hundred Million Dollars ($100,000,000), except bonds of such series authenticated and delivered pursuant to Section 6.4 or 6.6 hereof or Section 2.09 or Section 12.04 of the Original Indenture. The 2043 Series may be reopened and additional bonds of the 2043 Series may be issued in excess of the amount initially authenticated and delivered, provided that such additional bonds of the 2043 Series will contain the same terms (including the maturity date and interest rate), except for the public offering price, the issue date and, if applicable, the first interest payment date, as the other bonds of the 2043 Series. Any such additional bonds of the 2043 Series, together with the bonds of the 2043 Series initially authenticated, shall constitute a single series for purposes of the Mortgage.

SECTION 6.2 Date of Bonds. All bonds of the 2043 Series shall be dated as provided in Section 2.03 of the Original Indenture.

SECTION 6.3 Denominations, etc.The bonds of the 2043 Series shall be issuable only as fully registered bonds without coupons, in the denomination of $1,000 and integral multiples thereof, and such bonds, and the Trustee's certificate of authentication, shall, respectively, be substantially of the tenor and purport in this Thirty-Second Supplemental Indenture above recited, and they may have such letters, numbers or other marks of identification, and such legends or endorsements, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the Mortgage, including any legend or legends permitted pursuant to Section 2.04 of the Original Indenture.

SECTION 6.4 Exchange of Bonds. At the option of the registered owner, any bonds of the 2043 Series, upon surrender thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri, together with a written instrument of transfer in form approved by the Company duly executed by the registered owner or his duly authorized attorney, shall, subject to the provisions of Section 2.05 of the Original Indenture, be exchangeable for a like aggregate amount of fully registered bonds of the same series of other authorized denominations.

SECTION 6.5 Registration of Bonds. The bonds of the 2043 Series are transferable as prescribed in the Mortgage by the registered owner thereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri, upon surrender and cancellation of such bonds and upon presentation of a written instrument of transfer, duly executed, with signature guaranteed by a signature guarantor that is a participant in a nationally recognized signature guaranty program, and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and thereupon, new fully registered bonds of the same series for a like principal amount will be issued to the transferee in exchange therefor as provided in the Mortgage.

SECTION 6.6 Temporary Bonds. Until bonds of the 2043 Series in definitive form are ready for delivery, there may be authenticated and delivered and issued, in lieu of any definitive bond or bonds of said series, temporary bonds of said series as provided in Section 2.08 of the Original Indenture. Such temporary bonds shall be substantially in the form of the definitive bonds of the 2043 Series, but with such omissions, insertions and variations as may be appropriate for temporary bonds, and may contain such reference to any provisions of the Mortgage as may be appropriate, all as determined by the Board of Directors.

SECTION 6.7 Payment of Defaulted Interest. The person in whose name any bond of the 2043 Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond is registered on the date of payment of such defaulted interest. The record date shall be February 1 or August 1, as the case may be, next preceding such interest payment date, or, if such February 1 or August 1 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri, are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

SECTION 6.8 Transfers or Exchanges of Bonds Called for Redemption. Anything in this Thirty-Second Supplemental Indenture to the contrary notwithstanding, the Company shall not be required to make transfers or exchanges of bonds of the 2043 Series for a period of fifteen (15) days next preceding any selection of bonds of the 2043 Series to be redeemed, and the Company shall not be required to make transfers or exchanges of the principal amount of any of such bonds called or selected for redemption except in the case of any bond of the 2043 Series to be redeemed in part, the portion thereof not to be so redeemed.

ARTICLE VII

REDEMPTION OF BONDS OF THE 2043 SERIES

SECTION 7.1 Circumstances in Which Redeemable. Bonds of the 2043 Series shall be redeemable, in whole or in part, at 100% of the principal amount thereof, together with accrued interest thereon to the date fixed for redemption at any time before maturity pursuant to the provisions of paragraph (B) of Section 13.06 of the Original Indenture.

SECTION 7.2 Additional Circumstances in Which Redeemable. Bonds of the 2043 Series shall also be redeemable, at the option of the Company, in whole at any time or in part from time to time on any date prior to February 15, 2043, at a redemption price equal to 100% of the principal amount to be redeemed plus the Make-Whole Amount (as defined below) determined for the redemption date with respect to such principal amount, plus accrued interest thereon to the date fixed for redemption without premium. On or after February 15, 2043, bonds of the 2043 Series shall be redeemable in whole only at any time at a redemption price equal to 100% of the principal amount to be redeemed, plus accrued interest thereon to the date fixed for redemption without premium.

For purposes of this Section 7.2:

“Make-Whole Amount” means, with respect to any bond of the 2043 Series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Business Day” shall have the meaning set forth in the form of bonds of the 2043 Series.

“Called Principal” means, with respect to any bond, the principal of such bond that is to be redeemed or has become or is declared to be immediately due and payable pursuant to the Mortgage, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any bond, 0.15% over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to this Section 7.2.

“Settlement Date” means, with respect to the Called Principal of any bond, the date on which such Called Principal is to be redeemed pursuant to this Section 7.2.

SECTION 7.3 Notice of Intention to Redeem. Article XII of the Original Indenture is and shall be applicable to any redemption of bonds of the 2043 Series. The notice of intention to redeem provided for in Section 12.02 of the Original Indenture need not be published with respect to bonds of the 2043 Series but shall be given by mailing a copy thereof to each registered owner thereof, directed to his registered address, not less than thirty nor more than sixty (60) days prior to the date fixed for redemption.

SECTION 7.4 Special Mandatory Redemption.

(a) In the event that (i) the Company does not complete the MGE Acquisition on or prior to May 31, 2014 or (ii) the Purchase Agreement is terminated at any time prior to May 31, 2014, then the Company shall redeem all of the bonds of the 2043 Series on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price, plus accrued and unpaid interest to, but not including, the Special Mandatory Redemption Date. The Company shall cause a notice of special mandatory redemption to be distributed, with a copy to the Trustee, within ten Business Days after the occurrence of the event triggering the special mandatory redemption to each holder of bonds of the 2043 Series. If funds sufficient to pay the Special Mandatory Redemption Price of all bonds of the 2043 Series to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee on or before such Special Mandatory Redemption Date, plus accrued and unpaid interest, if any, to the Special Mandatory Redemption Date, the bonds of the 2043 Series will cease to bear interest. The notice of special mandatory redemption shall include the information required by Section 7.3 hereof, and, notwithstanding such Section 7.3, may be given less than 30 days prior to the Special Mandatory Redemption Date, but in no event fewer than five Business Days prior thereto.

(b) For purposes of this Section 7.4, the following definitions shall apply:

“MGE Acquisition” means the consummation of the transactions contemplated by the Purchase Agreement.

“Purchase Agreement” means that certain Purchase and Sale Agreement, dated as of December 14, 2012, by and among Southern Union Company, Laclede Gas Company and, solely as guarantor thereunder, The Laclede Group, Inc.

“Special Mandatory Redemption Date” means the twentieth Business Day following the earlier to occur of May 31, 2014 and the termination of the Purchase Agreement.

“Special Mandatory Redemption Price” means a redemption price equal to 101% of the aggregate principal amount of the bonds of the 2043 Series.

SECTION 7.5 No Other Redemptions. Except as set forth in Sections 7.1, 7.2 and 7.4 hereof, the bonds of the 2043 Series are not redeemable prior to August 15, 2043.

ARTICLE VIII

PARTICULAR COVENANTS OF THE COMPANY

SECTION 8.1 Restrictions as to Dividends. So long as any of the bonds of the 2018 Series, any bonds of the 2023 Series or any bonds of the 2043 Series are outstanding, the Company will not (a) declare any dividends (other than dividends in common stock) on any common stock, or order the making of any distribution on any shares of common stock or to owners of common stock or (b) purchase, redeem or otherwise acquire or retire for value any shares of common stock, if the aggregate net amount of such declarations, distributions so ordered, purchases, redemptions, acquisitions and retirements after September 30, 1953, would exceed the sum of (y) the Net Income Available for Common Stock for the period beginning October 1, 1953, and ending with the last day of the calendar quarter immediately preceding the calendar quarter in which such dividend is declared, distribution ordered, or purchase, redemption, acquisition or retirement made, plus (z) Eight Million Dollars ($8,000,000).

The aggregate net amount of the declarations, distributions ordered, purchases, redemptions, acquisitions and retirements referred to in the first paragraph of this Section 8.1 shall be determined by deducting from the aggregate amount thereof the total amount of cash payments received by the Company after September 30, 1953, for any shares of common stock sold by the Company after September 30, 1953.

Net Income Available for Common Stock, for the purpose of this Section 8.1, for any period, means (1) the net income of the Company for such period computed according to the applicable system of accounts prescribed by the Public Service Commission of Missouri and any applicable orders of said Commission and (to the extent not prescribed by such system of accounts or orders) according to generally accepted accounting principles, less (2) an amount equal to the dividends accrued (whether or not declared or paid) during such period on any and all classes of stock having preference over the common stock as to assets or dividends.

For the purposes of the last preceding paragraph of this Section 8.1, the term “Public Service Commission of Missouri” shall also apply, and be deemed to refer, to any regulatory body which may (A) succeed said Commission with respect to jurisdiction over the accounting of the Company, or (B) supersede said Commission with respect to such jurisdiction, or (C) have such jurisdiction over phases of the Company's business or parts of its property over which said Commission shall not have jurisdiction.

SECTION 8.2 Earnings Requirements for Additional Bonds. So long as any bonds of the 2018 Series, any bonds of the 2023 Series or any bonds of the 2043 Series are outstanding, the Company shall not be entitled to have authenticated and delivered any bonds pursuant to Article VI, Article VII or Article VIII of the Original Indenture, except bonds which may be authenticated and delivered under Article VII of the Original Indenture, without the receipt by the Trustee of a net earnings certificate showing the net earnings to be as required by Section 6.05 of the Original Indenture, unless (in addition to all other requirements for the authentication and delivery of such bonds):

(a) net earnings of the Company after provision for depreciation, depletion and amortization of property, for any 12 consecutive calendar months within the 15 calendar months immediately preceding the date on which such additional bonds are to be issued, shall have been not less than 2 1/4 times the amount of the total annual interest charges upon the funded debt of the Company to be outstanding immediately after the issue of such additional bonds; and

(b) the Trustee shall have received a certificate made, signed and verified by the same persons (including an independent public accountant where required) as would be required if such certificate were a net earnings certificate under the Original Indenture, showing the net earnings of the Company to be as required by the foregoing clause (a) of this Section 8.2. Such certificate shall show the net earnings and total annual interest charges referred to in said clause (a).

For the purposes of this Section 8.2, “funded debt” shall mean all indebtedness created or assumed by the Company maturing one year or more after the date of the creation or assumption thereof.

For the purposes of this Section 8.2, net earnings of the Company after provision for depreciation, depletion and amortization of property shall mean the total operating revenue and other income (net) of the Company less operating expenses (including provision for depreciation, depletion and amortization of property) and less taxes (excluding income and excess profits taxes or other taxes which are imposed on or measured by income). In the determination of net earnings of the Company the following additional requirements shall be applicable:

(i) No profits or losses from the sale or abandonment of capital assets or change in value of securities or other investments shall be taken into account in making such computations;

(ii) In case the Company shall have sold any property for a consideration in excess of $5,000,000, within or after the particular period for which the calculation is made, then, in computing the net earnings of the Company so available, the net earnings or net losses of such property for the whole of such period shall be excluded to the extent practicable on the basis of actual earnings and expenses of such property or on the basis of such estimates of the earnings and expenses of such property as the signers of a Treasurer's certificate filed with the Trustee shall deem proper;

(iii) In case the Company shall, within or after the particular period for which the calculation is made, have acquired (by purchase, merger, consolidation or otherwise) any property which within six months prior to the date of acquisition thereof by the Company has been used or operated by a person or persons other than the Company in a business similar to that in which it has been or is to be used or operated by the Company, then in computing the net earnings of the Company so available for such purposes there shall be included, to the extent that they may not have been otherwise included, the net earnings or net losses of the property so acquired for the whole of such period to the extent practicable on the basis of actual earnings and expenses of such property or on the basis of such estimates of the earnings and expenses of such property as the signers of a Treasurer's certificate filed with the Trustee shall deem proper. The net earnings or net losses of such property for the period preceding such acquisition shall in such case be ascertained and computed as provided in this clause (iii) as if such acquired property had been owned by the Company during the whole of such period; and

(iv) The “net earnings of property” referred to in clauses (ii) and (iii) of this Section 8.2 shall mean the net earnings of such property computed in the manner provided in this definition for the computation of net earnings of the Company available for the pertinent purposes.

All accounting determinations required by this Section 8.2 shall (except to the extent, if any, to which the preceding provisions of this Section 8.2 may conflict with this provision) be made according to the applicable system of accounts prescribed by the Public Service Commission of Missouri and any applicable orders of said Commission and (to the extent not prescribed by such system of accounts or orders) according to generally accepted accounting principles.

For the purposes of this Section 8.2, the term “Public Service Commission of Missouri” shall be applicable as provided in Section 8.1 of this Article VIII.

SECTION 8.3 Postponement of Interest. So long as any bonds of the 2018 Series are outstanding, in order that any interest payment on the bonds of any of the 2018 Series may be postponed pursuant to clause (2) of Section 20.07 of the Original Indenture, there shall be required, in addition to all other prerequisites to such postponement provided in the Original Indenture, the consent of the owners of not less than seventy-five percent (75%) in principal amount of bonds of the 2018 Series at the time outstanding, such consent to be given at the same time as and in the same manner as the consent of the owners of other bonds required by said clause (2) of Section 20.07 of the Original Indenture. So long as any bonds of the 2023 Series are outstanding, in order that any interest payment on the bonds of any of the 2023 Series may be postponed pursuant to clause (2) of Section 20.07 of the Original Indenture, there shall be required, in addition to all other prerequisites to such postponement provided in the Original Indenture, the consent of the owners of not less than seventy-five percent (75%) in principal amount of bonds of the 2023 Series at the time outstanding, such consent to be given at the same time as and in the same manner as the consent of the owners of other bonds required by said clause (2) of Section 20.07 of the Original Indenture. So long as any bonds of the 2043 Series are outstanding, in order that any interest payment on the bonds of any of the 2043 Series may be postponed pursuant to clause (2) of Section 20.07 of the Original Indenture, there shall be required, in addition to all other prerequisites to such postponement provided in the Original Indenture, the consent of the owners of not less than seventy-five percent (75%) in principal amount of bonds of the 2043 Series at the time outstanding, such consent to be given at the same time as and in the same manner as the consent of the owners of other bonds required by said clause (2) of Section 20.07 of the Original Indenture.

ARTICLE IX

COMPANY’S RESERVATION OF RIGHTS

SECTION 9.1 Company’s Reservation of Rights. The Company reserves the right, without any consent, vote or other action by holders of bonds of the 2018 Series, of the bonds of the 2023 Series or of the bonds of the 2043 Series, or of any other subsequent series, to amend the Mortgage, as heretofore amended and supplemented, as follows:1

[1]

Each of the amendments provided above has been set against the relevant text of the Original Indenture in Exhibit A hereto for purposes of illustrating the amendments to be made to the Mortgage. Exhibit A is provided for informational purposes only and nothing in Exhibit A shall constitute or be considered part of this Thirty-Second Supplemental Indenture or otherwise be binding on the Company, the Trustee or any bondholder under the Mortgage.

(a) To amend the definition of the term “Treasurer’s certificate” contained in Section 1.03 of the Mortgage to read substantially as follows:

“The term “Treasurer's certificate” shall mean a certificate signed and verified by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice-President (whether or not his or her title includes a modifier such as “Executive”, “Senior” or the like), the Treasurer, any Assistant Treasurer, the Corporate Secretary or any Assistant Corporate Secretary of the Company or any other officer of the Company designated in a Treasurer’s certificate delivered to the Trustee to be thereafter authorized to sign and verify Treasurer’s certificates. Each such certificate shall include the statements required by Section 3.01 hereof.”

(b) To amend the definition of the term “engineer’s certificate” contained in Section 1.03 of the Mortgage to read substantially as follows:

“The term “engineer’s certificate” shall mean a certificate signed and verified by the Chief Executive Officer, the President, the Chief Financial Officer, any Vice-President (whether or not his or her title includes a modifier such as “Executive”, “Senior” or the like), the Treasurer or any Assistant Treasurer and by an engineer. Each such certificate shall include the statements required by Section 3.01 hereof.”

(c) To replace “ten-sixths (10/6ths)” with “four-thirds (4/3rds)” in each of the following provisions of the Mortgage:

(i) subsection (II)(c) of Section 1.04;

(ii) subsections (I)(b) and (c) of Section 9.07;

(iii) subsection (5)(b) of Section 13.03; and

(iv) subsection (I)(1) of Section 13.05.

(d) To amend the first paragraph of Section 1.07 of the Mortgage to read substantially as follows:

“SECTION 1.07. The term “net earnings certificate” shall mean a certificate signed and verified by the President, a Vice-President (whether or not his or her title includes a modifier such as “Executive”, “Senior” or the like) or the Chief Financial Officer and the Treasurer or an Assistant Treasurer of the Company (which Treasurer or Assistant Treasurer shall be an accountant) stating (A) the net earnings of the Company for a period of any twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding the first day of the month in which the application for the authentication and delivery under this Indenture of bonds then applied for is made, showing how the same have been calculated, and to that end specifying the total operating revenues of the Company, with the principal divisions thereof, and the net non-operating income of the Company, and deducting from the total thereof the total of the operating expenses (including (a) taxes-other than income taxes, profits taxes and other taxes measured by, or dependent on, net income after deduction of interest, (b) rentals and insurance, (c) expenses for ordinary maintenance and repairs, and provision for retirements and/or depreciation, the total of which shall be in no event less than the amount (prior to any deductions therefrom or credits there against) of the Maintenance and Improvement Fund requirement specified in Section 9.07 hereof, but not including any (i) expenses for taxes on income or profits and other taxes measured by, or dependent on, net income, (ii) provisions for reserves for renewals, replacements, depreciation, depletion or retirement of property (or any expenditures therefor), or provisions for amortization of property, (iii) expenses or provisions for interest on any indebtedness of the Company, for the amortization of debt discount, premium, expense or loss on reacquired debt, for any maintenance and replacement, improvement or sinking fund or other device for the retirement of any indebtedness, or for other amortization, (iv) expenses or provisions for any non-recurring charge to income or to retained earnings of whatever kind or nature (including without limitation the recognition of expense or impairment due to the non-recoverability of assets or expense), whether or not recorded as a non-recurring charge in the Company’s books of account, and (v) provisions for any refund of revenues previously collected or accrued by the Company subject to possible refund), and further deducting from such balance of earnings the amount by which the aggregate of (1) net non-operating income and (2) net income which in the opinion of the signers is directly derived from the operation of property not subject to the lien of this Indenture at the date of such certificate, exceeds ten per centum, 10% of such balance of earnings, the amount so arrived at being for all purposes of this Indenture the net earnings of the Company for such period; and (B) the annual interest requirements upon, and the principal amount of, (1) all bonds outstanding hereunder at the date of such certificate, except any which are then being made the basis, pursuant to the provisions of Article VII, for the authentication and delivery of bonds, (2) those then applied for in the application in connection with which such certificate is made and those applied for in any other pending application, and (3) all other indebtedness (except indebtedness for the purchase, payment or redemption of which moneys in the necessary amount shall have been deposited with or be held by the Trustee or the trustee or other holder of a lien prior hereto with irrevocable direction so to apply the same) outstanding in the hands of the public on the date of such certificate and secured by lien prior to the lien of this Indenture upon property of the Company subject to the lien of this Indenture, if said indebtedness has been assumed by the Company or if the Company customarily pays the interest upon the principal thereof. In determining net non-operating income there shall not be included profits realized or losses sustained from the sale or other disposition of capital assets or profits or losses on retirements of bonds secured hereby.”

(e) To add a new Section 1.08 of the Mortgage to read substantially as follows:

“SECTION 1.08. Any request, demand, authorization, direction, notice, consent, election, waiver or other document provided or permitted by this Indenture to be made, given or furnished to, or filed with, the Trustee by any bondholder or by the Company, or the Company by the Trustee or by any bondholder, shall be sufficient for every purpose hereunder (unless otherwise expressly provided herein) if the same shall be in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by telecopy or other direct written electronic means, or transmitted by registered or certified mail or reputable overnight courier, charges prepaid to the applicable address set under such party’s name below or to such other address as either party hereto may, from time to time designate:

If to the Trustee, to:

UMB Bank & Trust, n.a.

2 South Broadway, Suite 600

St. Louis, Missouri 63102

Attention: Richard F. Novosak, Assistant Vice President

Email: richard.novosak@umb.com

If to the Company, to:

Laclede Gas Company

720 Olive Street

St. Louis, Missouri 63101

Attention: Treasurer

Email: Laclede_Treasury@thelacledegroup.com

Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by telecopy or other direct written electronic means, on the date of transmission, and if transmitted by registered or certified mail or reputable overnight courier, on the date of receipt. For purposes hereof, “electronic means” includes a writing or other communication delivered by e-mail transmission addressed to the relevant party at the e-mail address as such party may designate in writing from time to time and further includes, but is not limited to, documents and writings attached to emails in Portable Document Format (a/k/a .pdf).”

(f) To replace “sixty per centum (60%)” with “seventy-five per centum (75%)” in each of Sections 2.13, 6.03, 6.07, and 13.03 of the Mortgage.

(g) To insert a new paragraph at the end of Section 12.03 of the Mortgage to read substantially as follows:

“With respect to any notice of redemption of bonds at the election of the Company, unless, upon the giving of such notice, such bonds shall be deemed to have been paid in accordance with Section 19.01 hereof, such notice may state that such redemption shall be conditional upon the receipt by the Trustee, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such bonds and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such bonds. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made.”

(h) To insert a new paragraph at the end of Section 13.03 of the Mortgage to read substantially as follows:

“Notwithstanding anything to the contrary in this Section 13.03, unless the Company is in default in the payment of the interest on any bonds then outstanding hereunder or one or more of the completed defaults specified in Section 14.01 hereof shall have occurred and be continuing, the Company may obtain the release of any of the mortgaged and pledged property and the Trustee shall release the same from the lien hereof without requiring compliance with any of the above provisions of this Section 13.03, provided that the aggregate fair value of the property to be so released on any date in a given calendar year, together with all other property released pursuant to this paragraph in such calendar year, shall not exceed the greater of (a) Twenty Million Dollars ($20,000,000) or (b) three per centum (3%) of the aggregate principal amount of bonds then outstanding, upon the application of the Company and receipt by the Trustee of

(1) a Treasurer’s certificate stating that the Company is not in default in the payment of the interest on any bonds then outstanding hereunder, that none of the completed defaults specified in Section 14.01 hereof has occurred and is continuing, and that all conditions precedent, specified in this Indenture, to the granting of such release have been complied with; and

(2) an engineer’s certificate stating, in the judgment of the signers, the Fair Value of the property to be released, the aggregate fair value of all other property theretofore released pursuant to this paragraph in such calendar year and, as to funded property, the cost thereof (or, if the fair value to the Company of such property at the time the same became funded property was certified to be an amount less than the cost thereof, then such fair value, as so certified, in lieu of cost), and that, in the judgment of the signers, the release thereof will not impair the security under this Indenture in contravention of the provisions hereof.

On or before December 31st of each calendar year, the Company shall (1) deposit with the Trustee an amount in cash equal to seventy-five per centum (75%) of the aggregate cost of the properties constituting funded property so released during such year (or, if the fair value to the Company of any particular property at the time the same became funded property was certified to be an amount less than the cost thereof, then such fair value, as so certified, in lieu of cost) or (2) identify property additions not constituting funded property to take the place of the funded property so released, which property additions shall thereafter constitute funded property and to which the Company shall waive the right to use such property additions as the basis for the authentication and delivery of bonds; provided, however, that no such deposit pursuant to clause (1) above shall be required to be made hereunder to the extent that cash or other consideration shall, as indicated in a Treasurer’s Certificate delivered to the Trustee, have been deposited with the trustee or holder of other lien prior to the lien of this Indenture in accordance with the provisions thereof; and provided, further, that the amount of cash so required to be deposited may be reduced, at the election of the Company, by the items specified in clause (5) in the first paragraph of this Section 13.03, subject to all of the limitations and conditions specified therein, to the same extent as if such property were being released pursuant to such paragraph. Any cash deposited with the Trustee under this Section 13.03 may thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 13.05.”

(i) To amend the first sentence of Section 18.01 of the Mortgage to read substantially as follows:

“SECTION 18.01. The Trustee shall at all times be (a) a corporation organized and doing business under the laws of the United States of America, any state or territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, or (b) if and to the extent permitted by the United States Securities and Exchange Commission by rule, regulation or order upon application, a corporation or other person doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or the U.S. dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and not otherwise disqualified under Section 310(a)(5) of the Trust Indenture Act.”

(j) To amend Section 18.06 of the Mortgage to read substantially as follows:

“SECTION 18.06. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee on the Company shall be deemed to have been sufficiently given or served, for all purposes, if given in the manner prescribed by Section 1.08 hereof.”

(k) To amend the first sentence of Section 18.21 of the Mortgage to read substantially as follows:

“SECTION 18.21. Any corporation into which the Trustee may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Trustee shall be a party or any corporation to which substantially all of the corporate trust business of the Trustee may be transferred, provided such corporation shall be eligible under the provisions of Section 18.01 hereof and qualified under Section 18.14 hereof shall be the successor trustee under this Indenture, without the execution or filing of any paper or the performance of any further act on the part of any other parties hereto, anything herein to the contrary notwithstanding.”

(l) To amend Section 20.01 of the Mortgage to read substantially as follows:

“SECTION 20.01. Modifications and alterations of this Indenture and/or of any indenture supplemental hereto and/or of the rights and obligations of the Company and/or of the holders of outstanding bonds and coupons issued hereunder may be made as provided in the ten next succeeding Sections hereof numbered 20.02 to 20.11 hereof, both inclusive.”

(m) To amend the second sentence of Section 20.02 of the Mortgage to replace “fifteen per centum (15%)” with “twenty five per centum (25%)”.

(n) To amend the first sentence of Section 20.06 of the Mortgage to read substantially as follows:

“Subject to the provisions of this Section and of Section 20.10 hereof, the holders of not less than a majority in principal amount of the bonds outstanding hereunder (computed as provided in Section 1.02 hereof) when such meeting is held must be present at such meeting in person or by proxy in order to constitute a quorum for the transaction of business, less than a quorum, however, having power to adjourn; provided, however, that in case more than one series of bonds shall be outstanding under this Indenture, and any business to be submitted to such meeting shall affect the rights of holders of the bonds of one or more series and shall not affect the rights of holders of the bonds of one or more of the other series, then only holders of the bonds of the series to be affected shall have the right to notice of or to attend or vote at any such meeting or shall be counted for the purpose of a quorum.”

(o) To amend Section 20.07 of the Mortgage to read substantially as follows:

“SECTION 20.07. Subject to the provisions of Section 20.06, Section 20.10 and Section 20.11 hereof, any modification or alteration of this Indenture and/or of any indenture supplemental hereto and/or of the rights and obligations of the Company and/or of the holders of bonds and coupons issued hereunder in any particular may be made at a meeting of bondholders duly convened and held in accordance with the provisions of this Article, but only by resolution duly adopted by the affirmative vote of the holders of a majority or more in principal amount of the bonds entitled to vote at such meeting outstanding hereunder (computed as provided in Section 1.02 hereof) when such meeting is held, and approved by resolution of the Board of Directors of the Company as hereinafter specified; provided, however, that no such modification or alteration shall, without the consent of the holder of any bond issued hereunder affected thereby, permit (1) the extension of the maturity of the principal of such bond, or (2) the reduction in the rate of interest thereon or any other modification in the terms of payment of such principal or interest except that the holders of not less than seventy-five per centum (75%) in principal amount of the bonds at the time outstanding may consent on behalf of the holders of all bonds at the time outstanding to the postponement of any interest payment for a period not exceeding three years from its due date, or (3) the creation of any lien ranking prior to, or on a parity with, the lien of this Indenture with respect to any of the property mortgaged or pledged hereunder, or (4) the deprivation of any non-

assenting bondholder of a lien upon the mortgaged and pledged property for the security of his bonds (subject only to the lien of taxes, assessments or governmental charges not then due and delinquent and to any mortgage or other liens existing upon said property which are prior hereto at the date of the calling of any such bondholders' meeting) or (5) the reduction of the percentage required by the provisions of this Section 20.07 for the taking of any action under this Section 20.07 with respect to any bond outstanding hereunder; and provided, further, that notwithstanding the provisions of this Section 20.07 or any other Section of this Article XX the holders of not less than a majority in principal amount of all bonds at the time outstanding may (A) direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture, or (B) on behalf of the holders of all such bonds, consent to the waiver of any past default and its consequences. For all purposes of this Article, the Trustee, subject to the provisions of Sections 18.02 and 18.03 hereof, shall be entitled to rely upon an opinion of counsel with respect to the extent, if any, as to which any action taken at such meeting affects the rights under this Indenture or under any indenture supplemental hereto of any holders of bonds then outstanding hereunder.”

(p) To add a new Section 20.11 of the Mortgage to read substantially as follows:

“SECTION 20.11. In lieu of a vote of holders at a meeting as hereinbefore contemplated in this Article XX, any request, demand, authorization, direction, notice, consent, waiver or other action may be made given or taken by holders of bonds by written instruments as provided in this Section 20.11. Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by holders of outstanding bonds (including with respect to the amendment of this Indenture) may be embodied in and evidenced by one or more written instruments of substantially similar tenor signed by such holders in person or by an agent duly appointed or, alternatively, may be embodied in and evidenced by the record of holders voting in favor thereof at any meeting of holders as provided in Section 20.08 hereof, or any combination of such instruments and any such record of holders. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and to the Company. Any written instrument or instruments evidencing the action of holders of bonds as provided in this Section shall be proof of such actions made, given or taken by the relevant holders for any purpose of this Indenture and conclusive in favor of the Trustee and the Company.”

(q) To amend Section 21.04 of the Mortgage to read substantially as follows:

“SECTION 21.04. Any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of this Indenture, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted. Anything in this Indenture to the contrary notwithstanding, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes: (i) to enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued hereunder and provide that a breach thereof shall be equivalent to a default under this Indenture; (ii) to cure any ambiguity or correct or supplement any defective or inconsistent provisions contained herein or in any supplemental indenture; (iii) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or subject to the lien of this Indenture additional property; or (iv) to change or eliminate any provision of this Indenture or to add any new provision to this Indenture provided that no such change, elimination or addition shall adversely affect the interests of the holders of bonds of any series. The Trustee is hereby authorized to join with the Company in the execution of any such instrument or instruments. Such instrument, executed and acknowledged as aforesaid, shall be delivered to the Trustee and thereupon if such instrument shall have been signed by the Trustee any modification of the provisions of these presents therein set forth, authorized by this Section, shall be binding upon the parties hereto, their successors and assigns, and the holders of the bonds and coupons hereby secured. Anything to the contrary notwithstanding, this Section shall not be construed to permit any act, waiver, surrender or restriction adversely affecting any bonds then outstanding hereunder.

Without limiting the generality of the foregoing, if the Trust Indenture Act of 1939, as in effect at any time and from time to time,

(i) shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to the Trust Indenture Act as then in effect, and the Company and the Trustee may, without the consent of any holders of bonds, enter into an indenture supplemental hereto to evidence such amendment hereof; or

(ii) shall permit one or more changes to, or the elimination of, any provisions hereof which shall theretofore have been required by the Trust Indenture Act of 1939 to be contained herein or are contained herein to reflect any provisions of the Trust Indenture Act of 1939, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any holders of bonds, enter into an indenture supplemental hereto to evidence such amendment hereof.”

(r) To add a new Section 21.11 of the Mortgage to read substantially as follows:

SECTION 21.11. This Indenture and any bonds issued hereunder shall be governed by and construed in accordance with the laws of the State of Missouri, except (a) to the extent that the law of any other jurisdiction shall be mandatorily applicable, (b) to the extent that perfection and the effect of perfection of the Lien of this Indenture may be governed by the laws of states other than the State of Missouri as provided by law, and (c) that the rights, duties, obligations, privileges and immunities of the Trustee under this Indenture and the bonds shall be governed by the laws of the jurisdiction in which the corporate trust office of the Trustee is located in the event such corporate trust office is not located in the State of Missouri.

SECTION 9.2 Bondholder Consent to Amendments; Designation of Company as Proxy. Each initial and future holder of bonds of the 2018 Series, of bonds of the 2023 Series or of bonds of the 2043 Series irrevocably (a) consents to the modification and alterations to the Mortgage set forth in this Article IX of this Thirty-Second Supplemental Indenture without any other or further action by any such holder of such bonds, (b) designates the Company, and its successors, as its proxy with irrevocable instructions to vote and deliver written consents on behalf of such holder in favor of such amendments at any bondholder meeting, in lieu of any bondholder meeting, in any consent solicitation or otherwise and (c) waives all conditions precedent to such modifications and alterations, in Article XX of the Mortgage or otherwise (including but not limited to any requirements as to the holding of a meeting of bondholders and any notice thereof).

ARTICLE X

MISCELLANEOUS

SECTION 10.1 Provisions Required by Trust Indenture Act of 1939 to Control. If and to the extent that any provision hereof, or any other provision of the Mortgage, limits, qualifies, or conflicts with another provision included in the Mortgage which is required to be included in the Mortgage by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, through operation of Section 318(c) thereof, such required provisions shall control.

SECTION 10.2 Acceptance of Trust. The Trustee hereby accepts the trust hereby declared and provided and agrees to perform the same upon the terms and conditions in the Original Indenture and in this Thirty-Second Supplemental Indenture set forth.

SECTION 10.3 This Indenture Part of Original Indenture. This Thirty-Second Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and shall form a part thereof. The Mortgage, as modified and amended by this Thirty-Second Supplemental Indenture, is hereby ratified and confirmed in all respects.

SECTION 10.4 Execution in Any Number of Counterparts. This Thirty-Second Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts shall together constitute but one and the same instrument.

SECTION 10.5 Date of Execution. Although this Thirty-Second Supplemental Indenture is dated, for convenience and for purposes of reference, as of August 13, 2013, the actual dates of execution by the Company and by the Trustee are as indicated by their respective acknowledgements hereto annexed.

IN WITNESS WHEREOF, Laclede Gas Company, party of the first part, has caused its corporate name to be hereunto affixed and this instrument to be signed and sealed by its President, Chief Financial Officer, a Vice President, or Treasurer and its corporate seal to be attested by its Secretary or an Assistant Secretary, for and in its behalf; and UMB Bank & Trust, n.a., Trustee, party of the second part, in token of its acceptance of the trust hereby created, has caused its name to be hereunto affixed and this instrument to be signed and sealed by a Vice President or an Assistant Vice President, and its seal to be attested by its Secretary or an Assistant Secretary.

LACLEDE GAS COMPANY

	By	/s/ Steven L. Lindsey
ATTEST:		Steven L. Lindsey President

/s/ Lynn D. Rawlings
Lynn D. Rawlings Treasurer and Assistant Secretary

(SEAL)

UMB BANK & TRUST, N.A. Trustee

	By	/s/ Victor Zarilli
ATTEST:		Victor Zarilli Sr. Vice President

/s/ Deanna Wilson
Assistant Secretary

(SEAL)

[Signature page to Thirty-Second Supplemental Indenture]

State of Missouri	)
) ss.
City of St. Louis	)

On this 9th day of August, 2013 before me appeared Steven L. Lindsey, to me personally known, who, being by me duly sworn did say that he is the President of Laclede Gas Company, the corporation described in and which executed the foregoing instrument, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and said Lynn D. Rawlings acknowledged said instrument to be the free act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in my office in the City of St. Louis, Missouri, the day and year last above written.

My commission expires April 11, 2016.

/s/ Marcia Polster
Notary Public State of Missouri

(SEAL)

[Signature page to Thirty-Second Supplemental Indenture]

State of Missouri	)
) ss.
City of St. Louis	)

On this 9th day of August, 2013 before me appeared Victor Zarilli to me personally known, who, being by me duly sworn did say that he is a Senior Vice President of UMB Bank & Trust, n.a., the national banking association described in and which executed the foregoing instrument, and that the seal affixed to the foregoing instrument is the seal of said association and that said instrument was signed and sealed in behalf of said association by authority of its board of directors, and said Deanna Wilson acknowledged said instrument to be the free act and deed of said association.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in my office in the City of St. Louis, Missouri, the day and year last above written.

My commission expires April 11, 2016.

/s/ Marcia Polster
Notary Public State of Missouri

(SEAL)

[Signature page to Thirty-Second Supplemental Indenture]

Exhibit A

Explanatory Note: Each of the sections of the Mortgage presented below shows such section as if it were amended and restated in accordance with Section 9.1 of the Thirty-Second Supplemental Indenture. Deletions are noted with a ~~strike-through~~ and additions are noted with a double underline. This Exhibit A is being provided for informational purposes only and nothing in this Exhibit A shall constitute or be considered part of the Thirty-Second Supplemental Indenture or otherwise be binding on the Company, the Trustee or any bondholder under the Mortgage.

SECTION 1.03.

The term “Treasurer’s certificate” shall mean a certificate signed and verified by the ~~President or a Vice President and~~Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice-President (whether or not his or her title includes a modifier such as “Executive”, “Senior” or the like), the Treasurer ~~or an~~, any Assistant Treasurer, the Corporate Secretary or any Assistant Corporate Secretary of the Company or any other officer of the Company designated in a Treasurer’s certificate delivered to the Trustee to be thereafter authorized to sign and verify Treasurer’s certificates. Each such certificate shall include the statements required by Section 3.01 hereof.

The term “engineer’s certificate” shall mean a certificate signed and verified by the Chief Executive Officer, the President ~~or a~~, the Chief Financial Officer, any Vice-President ~~or~~(whether or not his or her title includes a modifier such as “Executive”, “Senior” or the like), the Treasurer ~~of the Company~~or any Assistant Treasurer and by an engineer. Each such certificate shall include the statements required by Section 3.01 hereof.

*    *    *    *    *

SECTION 1.04.

(II) When any property additions are certified to the Trustee in any certificate under any of the provision of this Indenture as the basis either of the right to the authentication and delivery of bonds which are being applied for or of the right to the authentication and delivery of bonds which is being waived pursuant to the provisions of this Indenture, or as the basis of a credit under the provisions of Section 2.13 hereof, (A) there shall be deducted, except (if the Company shall so elect) in the case of property additions which consist of assets acquired from St. Louis County Gas Company, or any successor thereto, as provided in Section 6.07 hereof, from the cost or fair value thereof to the Company, as the case may be, an amount equal to the cost (or as to property additions the fair value of which at the time the same became funded property was less than the cost as determined pursuant to this Section, then such fair value in lieu of cost) of all funded property previously retired (other than the funded property, if any, in connection with the application for the release of which such certificate is filed) and not theretofore deducted from the cost or fair value to the Company of property additions theretofore certified to the Trustee and (B) there shall be added to such cost or fair value to the Company of property additions as the case may be, the sum of

(a) the principal amount of all obligations secured by purchase money mortgage and all cash (other than proceeds of such purchase money obligations) received by the Trustee or the trustee or other holder of any prior lien, in either case representing the proceeds of insurance on, the consideration for the release of or the proceeds of the disposal of, such funded property retired;

(b) the principal amount of any bond or fraction of a bond, the right to the authentication and delivery of which under the provisions of Section 7.01 hereof shall have been waived as the basis of the release of such funded property retired;

(c) ~~ten-sixths~~four-thirds (~~10~~4/~~6ths~~3rds) of the principal amount of each bond or fraction of a bond, the right to the authentication and delivery of which upon the basis of property additions shall have been waived as the basis of the release of such funded property retired; and

(d) the amount of the proceeds of insurance of the disposal of such funded property retired which shall have been applied by the Company to the acquisition or construction of property in substitution therefor or replacement thereof in the exercise by the Company of any right so to apply such proceeds without depositing such proceeds with the Trustee hereunder or with the trustee or other holder of a prior lien as hereinafter defined;

provided, however, that the aggregate of the amounts added under clause (B) above shall in no event exceed the amounts deducted under clause (A) above. For the purposes of the deductions required by this subdivision (II) of Section 1.04, the cost and/or the fair value of funded property retired shall be determined as follows: (1) in the case of property which was owned by The Laclede Gas Light Company on August 31, 1942, the cost shall be the amount at which such property was carried in the fixed capital account on the books of the Company on August 31, 1942, or, if such amount shall subsequent to August 31, 1942 be adjusted on the books of the Company pursuant to any order, rule, regulation or recommendation of any governmental commission or other public authority having or assuming jurisdiction over the Company or over any of its property or business, then such adjusted amount; provided, however, that if any item of property retired is not separately carried on the books of the Company the amount shall be such amount, as shown on the books of the Company, as shall be allocated by the Company to such property retired; and (2) in the ease of property addition; retired, the cost and the fair value thereof, respectively, shall be the cost and the fair value thereof respectively, to the Company, as shown by the engineer’s certificate or independent engineer’s certificate furnished to the Trustee at the time such property additions became funded property, or, if not so separately shown, shall be such portion of the cost and/or the fair value to the Company of property additions properly allocable thereto, and in case such property additions shall not have been included in any engineer’s certificate or independent engineer’s certificate theretofore furnished to the Trustee, the cost and fair value thereof shall be as shown, as of the time when they became funded property, in an engineer’s certificate then delivered to the Trustee.

*    *    *    *    *

SECTION 1.07. The term “net earnings certificate” shall mean a certificate signed and verified by the President, ~~or~~ a Vice-President ~~and the~~(whether or not his or her title includes a modifier such as “Executive”, “Senior” or the like) or the Chief Financial Officer and the Treasurer or an Assistant Treasurer of the Company~~,~~ (which Treasurer or Assistant Treasurer shall be an accountant) stating (A)

the net earnings of the Company for a period of any twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding the first day of the month in which the application for the authentication and delivery under this Indenture of bonds then applied for is made, showing how the same have been calculated, and to that end specifying the total operating revenues of the Company, with the principal divisions thereof, and the net non-operating income of the Company, and deducting from the total thereof the total of the operating expenses (including (a) taxes—other than income taxes, profits taxes and other taxes measured by, or dependent on, net income after deduction of interest, (b) rentals and insurance, (c) expenses for ordinary maintenance and repairs, and provision for retirements and/or depreciation, the total of which shall be in no event less than the amount (prior to any deductions therefrom or credits thereagainst) of the Maintenance and Improvement Fund requirement specified in Section 9.07 hereof, but not including any (i) expenses for taxes on income or profits and other taxes measured by, or dependent on, net income, (ii) provisions for reserves for renewals, replacements, depreciation, depletion or retirement of property (or any expenditures therefor), or provisions for amortization of property, (iii) expenses or ~~pro-visions~~provisions for interest on any ~~of the~~ indebtedness of the Company ~~or~~, for the amortization of debt discount ~~and~~, premium, expense or ~~for any~~loss on reacquired debt, for any maintenance and replacement, improvement or sinking fund or other ~~like~~ device for the retirement of any indebtedness ~~or the amortization of utility plant adjustment or acquisition accounts or other intangibles, or the amortization of the book values of gas manufacturing and storage facilities owned by the Company on August 31, 1942, which shall hereafter become no longer used or useful by reason of the substitution of natural gas~~, or for other amortization, (iv) expenses or provisions for any non-recurring charge to income or to retained earnings of whatever kind or nature (including without limitation the recognition of expense or impairment due to the non-recoverability of assets or expense), whether or not recorded as a non-recurring charge in the Company’s books of account, and (v) provisions for any refund of revenues previously collected or accrued by the Company subject to possible refund), and further deducting from such balance of earnings the amount by which the aggregate of (1) net non-operating income and (2) net income which in the opinion of the signers is directly derived from the operation of property not subject to the lien of this Indenture at the date of such certificate, exceeds ten per centum, 10% of such balance of earnings, the amount so arrived at being for all purposes of this Indenture the net earnings of the Company for such period; and (B) the annual interest requirements upon, and the principal amount of, (1) all bonds outstanding hereunder at the date of such certificate, except any which are then being made the basis, pursuant to the provisions of Article VII, for the authentication and delivery of bonds, (2) those then applied for in the application in connection with which such certificate is made and those applied for in any other pending application, and (3) all other indebtedness (except indebtedness for the purchase, payment or redemption of which moneys in the necessary amount shall have been deposited with or be held by the Trustee or the trustee or other holder of a lien prior hereto with irrevocable direction so to apply the same) outstanding in the hands of the public on the date of such certificate and secured by lien prior to the lien of this Indenture upon property of the Company subject to the lien of this Indenture, if said indebtedness has been assumed by the Company or if the Company customarily pays the interest upon the principal thereof. In determining net non-operating income there shall not be included profits realized or losses sustained from the sale or other disposition of capital assets or profits or losses on retirements of bonds secured hereby ~~or Debentures issued under Debenture Agreement dated as of March 1, 1945 between the Company and Manufacturers Trust Company, as trustee~~.

*    *    *    *    *

SECTION 1.08 Any request, demand, authorization, direction, notice, consent, election, waiver or other document provided or permitted by this Indenture to be made, given or furnished to, or filed with, the Trustee by any bondholder or by the Company, or the Company by the Trustee or by any bondholder, shall be sufficient for every purpose hereunder (unless otherwise expressly provided herein) if the same shall be in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by telecopy or other direct written electronic means, or transmitted by registered or certified mail or reputable overnight courier, charges prepaid to the applicable address set under such party’s name below or to such other address as either party hereto may, from time to time designate:

If to the Trustee, to:

UMB Bank & Trust, n.a.

2 South Broadway, Suite 600

St. Louis, Missouri 63102

Attention: Richard F. Novosak, Assistant Vice President

Email: richard.novosak@umb.com

If to the Company, to:

Laclede Gas Company

720 Olive Street

St. Louis, Missouri 63101

Attention: Treasurer

Email: Laclede_Treasury@thelacledegroup.com

Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by telecopy or other direct written electronic means, on the date of transmission, and if transmitted by registered or certified mail or reputable overnight courier, on the date of receipt. For purposes hereof, “electronic means” includes a writing or other communication delivered by e-mail transmission addressed to the relevant party at the e-mail address as such party may designate in writing from time to time and further includes, but is not limited to, documents and writings attached to emails in Portable Document Format (a/k/a .pdf).

*    *    *    *    *

SECTION 2.13. An amount in cash and/or principal amount of bonds of the 1965 Series equivalent to one per centum (1%) of the greatest principal amount of bonds of the 1965 Series theretofore at any one time out-standing; provided, however, that there shall be credited against the amount of cash or bonds payable or deliverable pursuant to this Section ~~sixty~~seventy-five per centum (~~60~~75%) of the cost or fair value to the Company (which-ever is less) of any property additions which are not then funded property and which the Company elects to make the basis of a credit under this Section. Any property additions which the Company elects to make the basis of a credit under this Section shall, to the extent of the cost or fair value thereof to the Company (whichever is less) made the basis of such credit, have the status of funded property.

*    *    *    *    *

SECTION 6.03. Bonds of any one or more series ‘shall be authenticated and delivered under the provisions of this Article VI upon the basis of property additions for a principal amount not exceeding ~~sixty~~seventy-five per centum (~~60~~75%) of the balance of the cost or of the fair value thereof to the Company (whichever is less) after making any deductions and any additions required by subdivision (II) of Section 1.04 hereof cost of any such property additions (except as otherwise provided in the next succeeding sentence) shall be deemed to be the sum of (1) any cash forming a part of such cost, which, for all purposes of this Indenture, shall include amounts payable in cash, liability for which has actually been incurred by the Company, (2) an amount equivalent to the fair market value in cash (as of the date of delivery) of any securities delivered in payment therefor or for the acquisition thereof and (3) the principal amount of any prior lien bonds secured by lien upon such property additions at the time of their acquisition unless the engineer’s certificate hereinafter in subdivision (3) of Section 6.06 hereof provided for shall state that the principal amount of such prior lien bonds has theretofore been included in cost when other property additions subject to the same prior liens shall have been made the basis under any of the provisions of this Indenture for the authentication and delivery of bonds or the withdrawal of cash or the release of property or a credit under the provisions of Section 2.13 or subdivision (c) of Section 9.07 hereof. The cost of any such property additions received or to be received by the Company, in whole or in part, as consideration in exchange for property released or to be released shall be determined in the manner provided in Section 13.03 hereof. The amount of the cost of any property additions and the then fair value thereof to the Company and the fair market value in cash of any securities so delivered in payment therefor and the amount of any deductions and any additions required to be made by subdivision (II) of Section 1.04 hereof shall be determined for the purposes of this Article VI by the appropriate certificates provided for in Section 6.06 hereof.

*    *    *    *    *

SECTION 6.07. Anything in this Indenture to the contrary notwithstanding, if the Company shall acquire as a going concern all or substantially all of the assets of St. Louis County Gas Company, a Missouri corporation, or of any successor thereto, then and in that event, such assets shall be considered property additions as defined herein and bonds of any one or more series shall be authenticated and delivered as provided by this Article VI upon the basis of such property additions so acquired, for a principal amount not exceeding ~~sixty~~seventy-five per centum (~~60~~75%) of the cost or of the fair value thereof to the Company (whichever is less) without making any deductions therefrom or additions thereto which otherwise would be required by subdivision (II) of Section 1.04 hereof, and notwithstanding the fact that at the time such property additions so acquired from St. Louis County Gas Company, or any successor thereto, are certified to the Trustee (or so much thereof as the Company shall desire to use for that purpose) the cost or fair value to the Company, as the case may be, of all funded property previously retired since August 31, 1942 shall exceed the cost or fair value to the Company, as the case may be, of all property additions acquired, made or constructed since that date. The cost of any such property additions so acquired from St. Louis County Gas Company, or any successor thereto, and the fair value thereof to the Company, and the fair market value in cash of ‘any securities delivered in payment therefor shall be determined for the purposes of this Article VI as provided in Section 6.03 hereof and by the appropriate certificates provided for in Section 6.06 hereof subject to the following specific provisions:

*    *    *    *    *

SECTION 9.07. (I) That it will at all times make or cause to be made such expenditures by means of repairs and maintenance and substitutions, renewals and replacements of property or otherwise as shall be necessary to maintain the mortgaged and pledged property as an operating system or systems in good repair, working order and condition, provided, however, that nothing in this Section 9.07 or else-where in this Indenture contained shall be construed to prevent the Company from ceasing to operate or from abandoning any of its plants or any other property, if, in the judgment of the Company, it is advisable not to operate or to abandon the same and the operation or maintenance thereof shall not be essential to the maintenance and continued operation of the remainder of the mortgaged and pledged property and the security afforded by this Indenture will not be materially impaired by the termination of such operation or by such abandonment.

In furtherance but not in limitation thereof, the Company covenants that while any bonds of the 1965 Series are outstanding it will, for the period beginning with the date of this Indenture and ending December 31, 1945 and for the calendar year 1946 and for each calendar year thereafter, pay to the Trustee on or before May 1, 1946 and on or before each first day of May thereafter, as and for a Maintenance and Improvement Fund, a sum in cash equal to fifteen per centum (15%) of the gross operating revenue of the Company, as defined in subdivision (II) of this Section 9.07, for said period ending December 31, 1945 or such calendar year, as the case may be, less, however, the cost to the Company of gas purchased, including the cost or demand charge •for any standby service (provided, however, that if in any calendar year subsequent to December 31, 1945, the send-out of oven gas in terms from the present by-product coke plant of the Company or from any other coke plant hereafter acquired by the Company, or both, shall constitute less than 5% of the total gas in therms sent out by the Company during such calendar year, then, and in that event, instead of the foregoing percentage of gross operating revenue the Company shall pay to the Trustee as above provided a sum in cash equal to two and three-quarters per centum (2 3/4%) of the average amount of the gross property account of the Company, as defined in Subdivision (III) of this Section 9.07, for such calendar year) and also less, in either case, to the extent that the Company desires to include the same, the following credits against such Fund:

(a) All expenditures of the Company during said period ending December 31, 1945 or such calendar year, as the case may be, for ordinary maintenance and repairs of the mortgaged and pledged property which have not theretofore been made the basis of a credit under this Section;

(b) The amount of all expenditures of the Company subsequent to August 31, 1942 for property of the character of property additions (other than property described in subdivision (7) of Section 1.04 hereof) after deducting therefrom the sum of (1) all amounts theretofore made the basis of a credit under this sub-division (b), (2) an amount equivalent to ~~ten-sixths~~four-thirds (~~10~~4/~~6ths~~3rds) of the principal amount of all bonds either (i) authenticated and delivered under the provisions of Article VI hereof, or (ii) the right to the authentication and delivery of which has been waived under the provisions of Section 8.02 hereof, and (3) an amount equivalent to ~~ten-sixths~~four-thirds (~~10~~4/~~6ths~~3rds) of the amount of any credit taken under Section 2.13 hereof upon the basis of property additions as therein provided; provided, however, that any such expenditures, set forth as a basis of a credit in the Treasurer’s certificate provided for in this Section, shall have been made with respect to property additions constituting part of the mortgaged and pledged property at the date of such Treasurer’s certificate; and provided further, that the aggregate of all amounts then and theretofore made the basis of a credit under this subdivision (b) shall not exceed the aggregate of the costs of all mortgaged and pledged property retired subsequent to August 31, 1942. Such costs shall be determined in the manner provided for the determination of the cost of funded property retired in connection with the deductions required by subdivision (II) of Section 1.04 hereof;

(c) An amount equal to ~~ten-sixths~~four-thirds (~~10~~4/~~6ths~~3rds) of the principal amount of each bond or fraction of a bond to the authentication and delivery of which the Company would then be entitled on the basis of property additions by virtue of compliance with all applicable provisions of this Indenture (except, as hereinafter in this Section provided) relating to such authentication and delivery but which have not been authenticated and delivered;

(d) The principal amount of any outstanding• bonds, with all unmatured coupons, secured hereby, then surrendered to the Trustee, which bonds and coupons shall forthwith be canceled by the Trustee and, upon request of the Company, the Trustee shall cremate the same and deliver to the Company a certificate of such cremation;

(e) The principal amount of any Debentures issued under Debenture Agreement dated as of March 1, 1945, between the Company and the Manufacturers Trust Company, as trustee (or any debenture, note, bond or other evidence of indebtedness issued upon the refunding, replacement, renewal or extension of all or any part of said Debentures or other evidences of indebtedness, all of which are included in the term “Debentures” as used herein) which shall have been purchased, paid, retired or redeemed by the Company, upon certification to the Trustee as hereinafter provided; provided, however, that the amount of the credit which may be taken under this subdivision (e) shall not exceed Two hundred thousand Dollars ($200,000) for the “calendar year 1945, and a like amount for each calendar year thereafter, plus, for each such calendar year, the principal amount of any Debentures not made the basis of a credit as permitted by this subdivision (e) in the period ending December 31, 1945, or in any preceding calendar year or years subsequent to December 31, 1945, as the case may be; and provided further that the maximum principal amount of Debentures which may be made the basis of a credit under this subdivision (e) shall be Two million Dollars ($2,000,000) and that credit may not be taken under this subdivision•(e) for any calendar year subsequent to the calendar year 1955. Any Debenture made the basis of a credit under this subdivision (e) shall be surrendered by the holder or owner thereof (including the Company in cases where any Debentures shall be acquired by it) to the trustee under said Debenture Agreement or to the trustee under any other instrument pursuant to which such Debentures may be issued (or if there be no such trustee, to the Company) for cancellation and at the time of using any credit under this subdivision (e) the Company shall furnish to the Trustee a certificate of such trustee (or of the Company) evidencing such cancellation and stating the principal amount of the Debentures purchased, paid, retired or redeemed.

*    *    *    *    *

SECTION 12.03. In the event that the Company shall complete the giving of notice of its intention to redeem any bonds so redeemable, the Company shall, and it hereby covenants that it will, on or before the redemption date specified in such notice, deposit with the Trustee a sum of money sufficient to redeem all such bonds so to be redeemed on such date and/or irrevocably direct the Trustee to apply from money held by it available to be used for the redemption of bonds, a sum of money sufficient to redeem such bonds. If the Company shall fail so to deposit or direct the application of the money for the redemption of said bonds and such failure shall continue for a period of ten days after the redemption elate, such failure, so continued, shall constitute a completed default under this Indenture and the said bonds so called for redemption shall thereupon immediately become due and payable, and the holders of said bonds shall be entitled to receive and the Company shall be obligated to pay the redemption price of said bonds and thereupon and without the lapse of any period of time all the remedies provided for in Article XIV hereof with respect to a default in the payment of principal of bonds outstanding hereunder shall be available to and enforceable by the Trustee.

With respect to any notice of redemption of bonds at the election of the Company, unless, upon the giving of such notice, such bonds shall be deemed to have been paid in accordance with Section 19.01 hereof, such notice may state that such redemption shall be conditional upon the receipt by the Trustee, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such bonds and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such bonds. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made.

*    *    *    *    *

SECTION 13.03. Unless the Company is in default in the payment of the interest on any bonds then outstanding hereunder or one or more of the completed defaults specified in Section 14.01 hereof shall have occurred and be continuing, the Company may obtain the release of any of the mortgaged and pledged property, except cash then held by the Trustee (provided, however, that prior lien bonds deposited with the Trustee shall not be released except as provided in Article XI hereof), and the Trustee shall release the same from the lien hereof upon the application of the Company and receipt by the Trustee of

…

(5) an amount in cash, to be held by the Trustee as part of the mortgaged and pledged property, equivalent to the amount if any, by which the then fair value of the property to be released, as specified in the engineer’s certificate or in the independent engineer’s certificate, as the case may be, provided for in subdivision (3) above, exceeds the aggregate (subject to the limitations hereinafter contained in clause (c) of this subdivision with respect to obligations secured by purchase money mortgages upon the property released) of the following items to the extent that the Company desires to include the same:

(a) the principal amount of any obligations secured by purchase money mortgage upon the property released delivered to the Trustee, to be held as part of the mortgaged and pledged property; and

(b) ~~ten sixths~~ four-thirds (~~10~~4/~~6ths~~3rds) of the principal amount of each bond or fraction of a bond to the authentication and delivery of which the Company shall be entitled under any of the provisions of this Indenture (other than those contained in

Section 8.01 hereof and except that against bonds authenticable under Section 7.01 hereof, credit may be taken under this subdivision in an amount equal only to one hundred per centum (100%) of the principal amount of such bonds) by virtue of compliance with all applicable provisions of this Indenture (except any earnings requirements or net earnings certificates) relating to such authentication and delivery but which have not been authenticated and delivered; provided, however, that any application for such release of property shall, to the extent, and to the extent only, that the property so to be released is funded property~~,~~ operate as a waiver, by the Company of the right to the authentication and delivery of each such bond or fraction thereof on the basis of which right such property is released; and to such extent no such bond or fraction thereof may thereafter be authenticated and delivered hereunder and, to such extent, any property additions which were the basis of such right to the authentication and delivery of bonds so waived shall have the status of funded property; and

(c) the principal amount of any obligations secured by purchase money mortgage upon the property to be released and/or any amount in cash, that is evidenced to the Trustee by a certificate of the trustee or other holder of a prior lien or a lien prior hereto, as the case may be, stating that such trustee or other holder has received and holds the same in accordance with the provisions of such prior lien or lien prior hereto in consideration for the release of such property or any part thereof from such prior lien or lien prior hereto;

provided, however, that for the purposes of this subdivision (5) obligations secured by purchase money mortgages upon the property to be released shall be included in determining such aggregate only to the extent of a sum which shall not exceed ~~sixty~~seventy-five per centum (~~60~~75%) of the fair value of the property released and only if the principal amount of the purchase money obligations so included plus the principal amount of all purchase money obligations then held by the Trustee or by the trustee or other holder of a prior lien or lien prior hereto under the provisions of this subdivision (5) and theretofore included in making the computation herein provided for shall not exceed ~~.~~five per centum (5%) of the principal amount of all bonds then outstanding under this Indenture;

Notwithstanding anything to the contrary in this Section 13.03, unless the Company is in default in the payment of the interest on any bonds then outstanding hereunder or one or more of the completed defaults specified in Section 14.01 hereof shall have occurred and be continuing, the Company may obtain the release of any of the mortgaged and pledged property and the Trustee shall release the same from the lien hereof without requiring compliance with any of the above provisions of this Section 13.03, provided that the aggregate fair value of the property to be so released on any date in a given calendar year, together with all other property released pursuant to this paragraph in such calendar year, shall not exceed the greater of (a) Twenty Million Dollars ($20,000,000) or (b) three per centum (3%) of the aggregate principal amount of bonds then outstanding, upon the application of the Company and receipt by the Trustee of

(1) a Treasurer’s certificate stating that the Company is not in default in the payment of the interest on any bonds then outstanding hereunder, that none of the completed defaults specified in Section 14.01 hereof has occurred and is continuing, and that all conditions precedent, specified in this Indenture, to the granting of such release have been complied with; and

(2) an engineer’s certificate stating, in the judgment of the signers, the Fair Value of the property to be released, the aggregate fair value of all other property theretofore released pursuant to this paragraph in such calendar year and, as to funded property, the cost thereof (or, if the fair value to the Company of such property at the time the same became funded property was certified to be an amount less than the cost thereof, then such fair value, as so certified, in lieu of cost), and that, in the judgment of the signers, the release thereof will not impair the security under this Indenture in contravention of the provisions hereof.

On or before December 31st of each calendar year, the Company shall (1) deposit with the Trustee an amount in cash equal to seventy-five per centum (75%) of the aggregate cost of the properties constituting funded property so released during such year (or, if the fair value to the Company of any particular property at the time the same became funded property was certified to be an amount less than the cost thereof, then such fair value, as so certified, in lieu of cost) or (2) identify property additions not constituting funded property to take the place of the funded property so released, which property additions shall thereafter constitute funded property and to which the Company shall waive the right to use such property additions as the basis for the authentication and delivery of bonds; provided, however, that no such deposit pursuant to clause (1) above shall be required to be made hereunder to the extent that cash or other consideration shall, as indicated in a Treasurer’s Certificate delivered to the Trustee, have been deposited with the trustee or holder of other lien prior to the lien of this Indenture in accordance with the provisions thereof; and provided, further, that the amount of cash so required to be deposited may be reduced, at the election of the Company, by the items specified in clause (5) in the first paragraph of this Section 13.03, subject to all of the limitations and conditions specified therein, to the same extent as if such property were being released pursuant to such paragraph. Any cash deposited with the Trustee under this Section 13.03 may thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 13.05.

*    *    *    *    *

SECTION 13.05. (I) Any money received in consideration of any release by the Trustee under this Article XIII, including payment on account, of the principal of any obligations secured by purchase money mortgage so received, shall be paid to and held by the Trustee; and, unless the Company is in default in the payment of the interest on any bonds then outstanding hereunder or one or more of the completed defaults specified in Section 14.01 hereof shall have occurred and be continuing, such money, and any other money which by the provisions of this Indenture are to be applied as in this Section provided (subject to the provisions of paragraph B of Section 13.06 hereof),

(1) may be withdrawn from time to time by the Company in an amount equal to ~~ten-sixths~~four-thirds (~~10~~4/~~6ths~~3rds) of the principal amount of each bond or fraction of a bond to the authentication and delivery of which the Company shall be entitled under any of the provisions of this Indenture (other than those contained in Section 8.01 hereof and except that against bonds authenticable under Section 7.01 hereof, money may be withdrawn under this sub-division in an amount equal only to one hundred per centum (100%) of the principal amount of such bonds) by virtue of compliance with all applicable provisions of this ‘ Indenture (except any earnings requirements or net earnings certificates) relating to such authentication and delivery but which have not been authenticated and delivered; provided, however, that any request for such withdrawal of money shall, to the extent, and to the extent only, that the money to be so withdrawn is funded cash, operate as a Waiver by the Company of the right to the authentication and delivery of each such bond or fraction thereof on the basis of which right such funded cash is withdrawn; and to such extent no such or fraction thereof may thereafter be authenticated and delivered hereunder and, to such extent, any property additions which were the basis of such right to the authentication and delivery of bonds so waived shall have the status of funded property; or

(2) may, upon the request of the Company, evidenced by a resolution delivered to the Trustee, be used by the Trustee for the purchase of bonds issued hereunder in accordance with the provisions of Section 12.05 hereof; or

(3) may, upon the request of the Company, evidenced by a resolution delivered to the Trustee, be applied by the Trustee to the payment at maturity or the redemption of any bonds issued hereunder as are by their terms redeemable before maturity, of such series as may be designated by the Company, such redemption to be in the manner and as provided in Article XII hereof.

*    *    *    *    *

SECTION 18.01. The Trustee shall at all times be (a ~~bank or trust company having its principal office and place of business in the Borough of Manhattan, The City of New York, or in the City of St. Louis, Missouri, if there be such a bank or trust company willing and able to accept the trust upon reasonable or customary terms, and which shall at all times be a bank or trust company organized as~~) a corporation organized and doing business under the laws of the United States ~~or of the State of New York or of the State of Missouri, with a capital and surplus of at least $3,000,000 and~~of America, any state or territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority~~.~~ , or (b) if and to the extent permitted by the United States Securities and Exchange Commission by rule, regulation or order upon application, a corporation or other person doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or the U.S. dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and not otherwise disqualified under Section 310(a)(5) of the Trust Indenture Act.

*    *    *    *    *

SECTION 18.06. Any notice or demand which by any provision of~~’~~ this Indenture is required or permitted to be given or served by the Trustee on the Company shall be deemed to have been sufficiently given or served, for all purposes, ~~by being deposited postage prepaid in a post-office letter box addressed (until another address is filed by the Company with the Trustee for the purposes of this Section), as follows: The Laclede Gas Light Company, St. Louis, Missouri.~~if given in the manner prescribed by Section 1.08 hereof.

*    *    *    *    *

SECTION 18.21. Any corporation into which the Trustee may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Trustee shall be a party or any corporation to which substantially all of the corporate trust business ~~and assets~~ of the Trustee may be transferred, provided such corporation shall be eligible under the provisions of Section 18.01 hereof and qualified under Section 18.14 hereof shall be the successor trustee under this Indenture, without the execution or filing of any paper or the performance of any further act on the part of any other parties hereto, anything herein to the contrary notwithstanding. In case any of the bonds contemplated to be issued hereunder shall have been authenticated but not delivered, any such successor to the Trustee may, subject to the same terms and conditions as though such successor had itself authenticated such bonds, adopt the certificate of authentication of the original Trustee or of any successor to it as trustee hereunder, and deliver the said bonds so authenticated; and in case any of said bonds shall not have been authenticated, any successor to the Trustee may authenticate such bonds either in the name of any predecessor hereunder or in the name of the successor trustee, and in all such cases such certificate shall have the full force which it is anywhere in said bonds or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to authenticate bonds in the name of the Trustee shall apply only to its successor or successors by merger or consolidation or sale as aforesaid.

*    *    *    *    *

SECTION 20.01. Modifications and alterations of this Indenture and/or of any indenture supplemental hereto and/or of the rights and obligations of the Company and/or of the holders of outstanding bonds and coupons issued hereunder may be made as provided in the ~~nine~~ten next succeeding Sections hereof numbered 20.02 to ~~20.10~~20.11 hereof, both inclusive.

*    *    *    *    *

SECTION 20.02. The Trustee may at any time call a meeting of the bondholders affected by the business to he submitted to the meeting and it shall call such a meeting on the written request of the Company, given pursuant to a resolution of its Board of Directors. The holders of ~~:fifteen~~twenty five per centum (~~15~~25%~~;~~) or more in principal amount of the bonds affected by the business to be submitted to the meeting outstanding hereunder at the time of~~.~~ such request may request the Trustee to call such a meeting. In the event of the Trustee’s failing for ten (10) days to call a meeting after being thereunto requested by the Company or the bondholders as above set forth, holders of outstanding bonds affected by the ‘business to be submitted to the meeting to the• amount above specified in this Section or the Company, pursuant to resolution of its Board of Directors, may call such meeting. Every such meeting called by and at the instance of the Trustee shall be held at the principal office of the Trustee, or, at the election of the Trustee, at such place in the Borough of Manhattan, The City of New York, as shall be selected by the Trustee or, with the written approval of the Company, at any other place in the United States of America, and written notice thereof, stating the place and time thereof and in general terms the business to be submitted, shall be mailed by the Trustee not less than thirty (30) days before such meeting (a) to each registered bolder of bonds affected by the business to be submitted to the meeting then outstanding hereunder addressed to him at his address appearing on the registry books, (b) to each holder of any such bond payable to bearer who shall have filed with the Trustee an address for notices to be addressed to him, (c) to all other bondholders whose names and addresses are preserved at the time by the Trustee, as provided in subdivision (a) of Section 10.02 hereof, and (d) to the Company addressed to it at St. Louis, Missouri (or at such other address as may be designated by the Company from time to time) and shall be published by the Trustee at least once a week for four (4) successive calendar weeks immediately preceding the meeting in one daily newspaper printed in the English language and published and of general circulation in the Borough of Manhattan, The City of New York, and in one daily newspaper printed in the English language and published and of general circulation in the City of St. Louis, State of Missouri; provided, however, that the mailing of such notice to any bondholders affected by the business submitted to the meeting shall in no case be a condition precedent to the validity of any action taken at such meeting. If such meeting is called by or at the instance either of the Company or the bondholders affected by the business submitted to the meeting, it shall be held at such place in the United States of America as may be specified in the notice calling such meeting and notice thereof shall be sufficient for all purposes hereof if given by newspaper publication as aforesaid stating the place and time of the meeting and in general terms the business to be transacted. Any meeting of bondholders shall be valid without notice if the holders of all bonds affected by the business submitted to the meeting then outstanding hereunder are present in person or by proxy and if the Company and the Trustee are present by duly authorized representatives, or if notice is waived in writing before or after the meeting by the Company, the holders of all bonds affected by the business submitted to the meeting outstanding hereunder or by such as are not present in person or by proxy and by the Trustee.

*    *    *    *    *

SECTION 20.06. Subject to the provisions of this Section and of Section 20.10 hereof, the holders of not less than ~~sixty-six and two-thirds per centum (66  2/3%)~~a majority in principal amount of the bonds outstanding hereunder (computed as provided in Section 1.02 hereof) when such meeting is held must be present at such meeting in person or by proxy in order to constitute a quorum for the transaction of business, less than a quorum, however, having power to adjourn; provided, however, that in case more than one series of bonds shall be outstanding under this Indenture, and any business to be submitted to such meeting shall affect the rights of holders of the bonds of one or more series and shall not affect the rights of holders of the bonds of one or more of the other series, then only holders of the bonds of the series to be affected shall have the right to notice of or to attend or vote at any such meeting or shall be counted for the purpose of a quorum. The determination of the Trustee as to what series of bonds the rights of the holders of which are affected shall be conclusive. If such meeting is adjourned by less than a quorum for more than fourteen (14) days, notice thereof shall forth with be mailed by the Trustee if such meeting shall have been called by the Trustee (a) to the Company addressed to it at St. Louis, Missouri (or at such other address as may be designated by the Company in writing from time to time), (b) to each registered holder of bonds entitled to notice then outstanding hereunder addressed to him at his address appearing on the registry books, and (c) to each holder of any such bond payable to bearer who shall have filed with the Trustee an address for notices, and (d) to every other bondholder whose name and address is preserved at the time by the Trustee, as provided in subdivision (a) of Section 10.02 hereof, in each case addressed to him at such address, and shall be published at least once in each fourteen (14) clay period of such adjournment in one daily newspaper printed in the English language and published and of general circulation in the Borough of Manhattan, The City of New York, and in one daily newspaper printed in the English language and published and of general circulation in the City of St. Louis, State of Missouri. Failure to mail such notice to any such bondholder as aforesaid shall in no case affect the validity of any action taken at any meeting held pursuant to such adjournment. If such meeting shall have been called by bondholders or by the Company after the failure of the Trustee to call the same after being requested so to do in accordance with the provisions of Section 20.02 hereof, notice of such adjournment shall be given by the permanent Chairman and permanent Secretary of the meeting in the newspapers and for the number of times above specified in this Section and shall be sufficient if so given.

*    *    *    *    *

SECTION 20.07. Subject to the provisions of Section 20.06 ~~and~~, Section 20.10 and Section 20.11 hereof, any modification or alteration of~~,~~ this Indenture and/or of any indenture supplemental hereto and/or of the rights and obligations of the Company and/or of the holders of bonds and coupons issued hereunder in any particular may be made at a meeting of bondholders duly convened and held in accordance with the provisions of this Article, but only by resolution duly adopted by the affirmative vote of the holders of ~~sixty-six and two-thirds per centum, (66 2/3%)~~a majority or more in principal amount of the bonds entitled to vote at such meeting outstanding hereunder (computed as provided in Section 1.02 hereof) when such meeting is held, and approved by resolution of the Board of Directors of the Company as hereinafter specified; provided, however, that no such modification or alteration shall, without the consent of the holder of any bond issued hereunder affected thereby, permit (1) the extension of the maturity of the principal of such bond, or (2) the reduction in the rate of interest thereon or any other modification in the terms of payment of such principal or interest except that the holders of not less than seventy-five per centum (75%) in principal amount of the bonds at the time outstanding may consent on behalf of the holders of all bonds at the time outstanding to the postponement of any interest payment for a period not exceeding three years from its due date, or (3) the creation of any lien ranking prior to, or on a parity with, the lien of this Indenture with respect to any of the property mortgaged or pledged hereunder, or (4) the deprivation of any non-assenting bondholder of a lien upon the mortgaged and pledged property for the security of his bonds (subject only to the lien of taxes, assessments or governmental charges not then due and delinquent and to any mortgage or other liens existing upon said property which are prior hereto at the date of the calling of any such bondholders’ meeting) or (5) the reduction of the percentage required by the provisions of this Section 20.07 for the taking of any action under this Section 20.07 with respect to any bond outstanding hereunder; and provided, further, that notwithstanding the provisions of this Section 20.07 or any other Section of this Article XX the holders of not less than a majority in principal amount of all bonds at the time outstanding may (A) direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture, or (B) on behalf of the holders of all such bonds, ~~to~~ consent to the waiver of any past default and its consequences. For all purposes of this Article, the Trustee, subject to the provisions of Sections 18.02 and 18.03 hereof, shall be entitled to rely upon an opinion of counsel with respect to the extent, if any, as to which any action taken at such meeting affects the rights under this Indenture or under any indenture supplemental hereto of any holders of bonds then outstanding hereunder.

*    *    *    *    *

SECTION 20.11. In lieu of a vote of holders at a meeting as hereinbefore contemplated in this Article XX, any request, demand, authorization, direction, notice, consent, waiver or other action may be made given or taken by holders of bonds by written instruments as provided in this Section 20.11. Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by holders of outstanding bonds (including with respect to the amendment of this Indenture) may be embodied in and evidenced by one or more written instruments of substantially similar tenor signed by such holders in person or by an agent duly appointed or, alternatively, may be embodied in and evidenced by the record of holders voting in favor thereof at any meeting of holders as provided in Section 20.08 hereof, or any combination of such instruments and any such record of holders. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and to the Company. Any written instrument or instruments evidencing the action of holders of bonds as provided in this Section shall be proof of such actions made, given or taken by the relevant holders for any purpose of this Indenture and conclusive in favor of the Trustee and the Company.

*    *    *    *    *

SECTION 21.04. Any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of this Indenture, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted~~, and the Company may~~. Anything in this Indenture to the contrary notwithstanding, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes: (i) to enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued hereunder and provide that a breach thereof shall be equivalent to a default under this Indenture ~~or the Company may~~; (ii) to cure any ambiguity or correct or supplement any defective or inconsistent provisions contained herein or in any supplemental indenture~~, by an instrument in writing executed and acknowledged by the Company in such manner as would be necessary to entitle a conveyance of real estate to record in all of the states in which~~; (iii) to correct or amplify the description of any property at ~~the~~any time subject to the lien ~~hereof shall be situated~~of this Indenture, or better assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or subject to the lien of this Indenture additional property; or (iv) to change or eliminate any provision of this Indenture or to add any new provision to this Indenture provided that no such change, elimination or addition shall adversely affect the interests of the holders of bonds of any series. The Trustee is hereby authorized to join with the Company in the execution of any such instrument or instruments. Such instrument, executed and acknowledged as aforesaid, shall be delivered to the Trustee and thereupon if such instrument shall have been signed by the Trustee any modification of the provisions of these presents therein set forth, authorized by this Section, shall be binding upon the parties hereto, their successors and assigns, and the holders of the bonds and coupons hereby secured. Anything ~~herein~~ to the contrary notwithstanding, this Section shall not be construed to permit any act, waiver, surrender or restriction adversely affecting any bonds then outstanding hereunder.

Without limiting the generality of the foregoing, if the Trust Indenture Act of 1939, as in effect at any time and from time to time,

(1) shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to the Trust Indenture Act as then in effect, and the Company and the Trustee may, without the consent of any holders of bonds, enter into an indenture supplemental hereto to evidence such amendment hereof; or

(2) shall permit one or more changes to, or the elimination of, any provisions hereof which shall theretofore have been required by the Trust Indenture Act of 1939 to be contained herein or are contained herein to reflect any provisions of the Trust Indenture Act of 1939, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any holders of bonds, enter into an indenture supplemental hereto to evidence such amendment hereof.

*    *    *    *    *

SECTION 21.11. This Indenture and any bonds issued hereunder shall be governed by and construed in accordance with the laws of the State of Missouri, except (a) to the extent that the law of any other jurisdiction shall be mandatorily applicable, (b) to the extent that perfection and the effect of perfection of the Lien of this Indenture may be governed by the laws of states other than the State of Missouri as provided by law, and (c) that the rights, duties, obligations, privileges and immunities of the Trustee under this Indenture and the bonds shall be governed by the laws of the jurisdiction in which the corporate trust office of the Trustee is located in the event such corporate trust office is not located in the State of Missouri.

A-16